[LOGO] ING PILGRIM

Annual Report

December 31, 2000

Pilgrim Variable Products Trust

U.S. Equity Portfolios
MagnaCap
Research Enhanced
Growth Opportunities
MidCap Opportunities
Growth + Value
SmallCap Opportunities

International Equity Portfolio
International Value

Income Portfolio
High Yield Bond
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Pilgrim
Funds
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                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

            Letter to Shareholders .......................     1
            Portfolio Managers' Reports:
              U.S. Equity Portfolios .....................     2
              International Equity Portfolio .............    14
              Income Portfolio ...........................    16
            Index Descriptions ...........................    18
            Report of Independent Auditors ...............    19
            Statements of Assets and Liabilities .........    20
            Statements of Operations .....................    21
            Statements of Changes in Net Assets ..........    23
            Financial Highlights .........................    26
            Notes to Financial Statements ................    34
            Portfolios of Investments ....................    40
            Shareholder Meeting ..........................    59
            Tax Information ..............................    60
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Pilgrim
Funds
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                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
Dear Shareholder:

We are pleased to present the December 31, 2000 Annual Report for the Pilgrim Variable Products Trust.

On September 1, 2000 ING Groep N.V. (NYSE: ING) acquired Reliastar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Trust and Pilgrim Group, Inc., Administrator to the Trust. In conjunction with the acquisition the Adviser and Administrator changed their names to ING Pilgrim Investments, Inc. and ING Pilgrim Group, Inc. effective September 8, 2000.

Our fund family now has many funds of varying types which provide core investment choices for the serious investor.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.SM

Sincerely,

ING Pilgrim Group, Inc.
February  8, 2001

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U.S. Equity
Portfolio
-----------
                                                                       Portfolio
MAGNACAP PORTFOLIO                                              Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Howard N. Kornblue, Senior Vice President and Senior Portfolio Manager; G. David Underwood, CFA, Vice President and Director of Research; Robert M. Kloss, Equity Analyst.

Goal: The Portfolio seeks growth of capital, with dividend income as a secondary consideration. As a disciplined investment philosophy portfolio, MagnaCap invests in a very select group of companies that have been able to sustain growth over a 10-year period. In selecting portfolio securities, companies are generally assessed with reference to the following criteria as ideal:

     1 - A company must pay or had the financial capability from its operations to pay a dividend in 8 out of the last 10 years.

     2 - A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.

     3 - Dividend payout must be less than 65% of current earnings.

     4 - Long-term debt should be no more than 25% of the company's total capitalization, or a company's bonds must be rated at least A- or A-3.

     5 - The current price should be in the lower half of the stock's price/earnings ratio range for the past 10 years, or the ratio of the price of the company's stock at the time of purchase to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the S&P 500 Composite Stock Price Index.

Market Overview: We have just completed one of the most extraordinary years in stock market history. Last year's massacre of technology and Internet stocks marked the end of one of the US's biggest financial manias of the last 100 years. Yet it was a massacre that left much of the market relatively unscathed. The Nasdaq Composite Index plunged 39.3% to 2,470.5, the worst year since it was created in 1971, giving back almost all of 1999's record 86% gain. Its peak to trough 54% plunge represented a loss of $3.3 trillion, equivalent to one third of the houses in America disappearing. The Dow Jones Industrial Average fell only 6.2% to 10,786.9 for the year. Though that broke a nine-year winning streak and represented its worst calendar year since 1981, the Dow's peak to trough decline of just 16% was less than that of 1990, failing to meet the 20% bear market rule of thumb. The Standard & Poor's 500 Index lost 9.1% to 1,320.3 last year, its worst since 1977. The Dow and the S&P 500 Index have given up less than a sixth of what they made when they tripled between 1995 and 1999. Excess in the market has been liquidated without destroying the entire market. By contrast, the 1973-74 bear market took down everything. The Nasdaq's 60% slide then, has been the only time it has fallen further than last year. The Dow lost 45% and the S&P 500 Index lost 48%. Last year technology stocks repeatedly took off in a series of short lived rallies after their big drop in the spring, only to fall back to new lows each time. The top performing stocks included some that had been given up for dead in the previous year, notably utilities and health care stocks, including hospital companies, drug distributors, medical device makers and drug companies. Among utility stocks, the strongest were the natural gas producers, which benefited from soaring natural gas prices and worries about winter shortages. The big losers were almost all technology related, and included the names of beleaguered Internet related companies whose businesses didn't hold up.

Performance: For the period May 8, 2000 (inception) to December 31, 2000, the Portfolio provided a total return of 1.61%, compared to the S&P 500 Index, which returned -6.56% for the same period.

Portfolio Specifics: We believe that the Portfolio's success can be attributed to the very explicit investment criteria, which normally determine the kinds of companies that qualify for inclusion in the Portfolio. Out of a universe of approximately 4,000 publicly traded companies, and based upon both in-house and external research, we aim to select the 40 to 60 equities which we believe will be most likely to exhibit a high degree of performance. Among the top performing holdings were Alliance Capital Management (financial services), AFLAC (insurance), Bank of New York (banking), Duke Energy (utilities), Philip Morris (consumer), and Washington Mutual (financial services). At the end of December 2000, the top industry groups were telecommunications, oil and gas producers, insurance, retail and banks. The top stock holdings were Baxter International, Williams Companies, Conoco, McDonalds, and Automatic Data Processing.

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Portfolio
Manager's Report                                              MAGNACAP PORTFOLIO
--------------------------------------------------------------------------------

Market Outlook: Going forward, we will continue to employ a "bottom-up" approach to stock selection, drawing from the pool of companies that come closest to meeting the Portfolio's strict investment criteria given market conditions, the circumstances of the company and the sector within which it falls. There is a question if last year's Nasdaq decline is the vanguard of a broad based bear market. The answer depends mostly on whether the economy's downshift in recent months is a pause in the longest expansion in a century or the first stage of a recession. Just as the Federal Reserve's raising of interest rates through last May eventually sank stocks and slowed the speeding economy, as the Federal Reserve now reverses course and lowers rates, the economy and stock prices should move forward. Fed easing usually outweighs earnings deceleration in driving stock prices. During the past thirty years, the equity market has risen on both a six-month and one year horizon from the initiation of a Fed easing process, with two key exceptions. Those exceptions were the mid-1970s and early 1980s, when the U.S. economy fell into deep slumps that were still underway a year after the Fed began to ease. Even including those two periods, the S&P 500 Index was up an average of 12% one year after the Fed began easing policy. Excluding them, the S&P 500 Index was up an average of 22%. Unless one believes the U.S. economy is about to crumble, Fed easing would mark a buying opportunity for equities. We believe stock prices can continue to rise selectively in 2001 in concert with improvements in corporate earnings and cash flows. Accordingly, we intend to remain almost fully invested, selecting stocks on the basis described at the beginning of this paragraph.

                            MagnaCap Portfolio       S&P 500 Index
                            ------------------       -------------
             5/8/00              $10,000                $10,000
             12/31/00            $10,161                $ 9,344

                                         Total Returns for the
                                             Period Ended
                                           December 31, 2000
                                           -----------------
                                            Since Inception
                                                5/8/00
                                                ------
                 MagnaCap Portfolio              1.61%
                 S&P 500 Index                  -6.56%

Based on a $10,000 initial investment, the graph and table above illustrates the total return of MagnaCap Portfolio against the S&P 500 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                See accompanying index descriptions on page 18.

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U.S. Equity
Portfolio
-----------

                                                                       Portfolio
RESEARCH ENHANCED INDEX PORTFOLIO                               Managers' Report
--------------------------------------------------------------------------------

Portfolio   Management  Team:  Timothy  Devlin,  Vice  President  and  Portfolio
Manager; Bernard Kroll, Managing Director, and Portfolio Manager.

Goal: The Research Enhanced Index Portfolio seeks to earn a total return modestly in excess of the S&P 500 Index while maintaining a return volatility similar to the S&P 500 Index.

Market Overview: 2000 was a tale of two cities as the first quarter was characterized by an over heating economy, sky high technology valuations and internet related stocks priced to perfection. The second half of 2000 saw dramatic declines in the US Equity markets, coinciding with the Fed monetary policy tightening, as the S&P 500 Index ended the year losing over 9% of its value and the Nasdaq losing over 30%. The drop was dominated by a huge sell-off in technology and telecommunications stocks precipitated by numerous earnings down-grades and disappointments. The increased fear of a recession in 2001 placed added downward pressure on the market due to the economic slow-down ending the year. However, despite poor performance in the broad market, 2000 was a turbulent year with significant dispersion in returns between sectors and investment styles. Value outperformed growth by 30%, technology stocks reached new lows not witnessed in over a year, and the internet bubble burst as well known companies such as Pets.com, CDNow and Priceline's Webhouse Club all closed their doors.

By contrast, nine of the sixteen sectors we track actually gained value during 2000: utilities (53.1%), health service & systems (50.7%), insurance (37.9%), pharmaceuticals (34.1%), capital markets (26.6%), finance (25.8%), energy (20.2%), consumer stable (13.7%), and industrial cyclical (0.1%). An equal weighted version of the S&P 500 Index would have produced over 3% lower returns. This demonstrates how the small names in the index performed worse than the larger more liquid stocks.

Performance: For the year ended December 31, 2000, the Portfolio's shares returned -11.63% versus -9.11% for the S&P 500 Index for the same period.

Portfolio Specifics: On a stock selection basis, Philip Morris, the food and tobacco company, contributed dramatically to the Portfolio's performance as it benefited from the announced purchase of Nabisco, the Kraft division IPO and tobacco settlement issues. Overweights in pharmaceutical stocks, Warner Lambert and Human Genome Science, added to performance. The second half of 2000, saw us challenged by the market's flight from technology to less risky sectors as hardware and semiconductors names, Network Appliance and Motorola, detracted from results. Underweight positions in Oracle and Corning, two names that topped the list with better returns, consequently detracted from performance.

Market Outlook: We remain confident in our investment process and robust risk controls, and expect that the historically wide spread between the most and least attractive names in our universe suggests opportunities ahead. The Federal Reserve's actions during the first quarter of 2001 will set the stage for economic growth during the year. The slowing economy and lowered corporate spending, combined with earnings disappointments, has investors nervous about equity markets heading into the new year. However, the 50 basis point interest rate cut by the Fed early in the new year points to signs that a soft landing might still be achievable and may lead to a brighter outlook for equities.

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Portfolio
Managers' Report                               RESEARCH ENHANCED INDEX PORTFOLIO
--------------------------------------------------------------------------------

                            Research Enhanced
                             Index Portfolio         S&P 500 Index
                             ---------------         -------------
             5/6/94              $10,000                $10,000
             12/31/94            $10,141                $10,398
             12/31/95            $11,659                $14,306
             12/31/96            $13,120                $17,590
             12/31/97            $13,927                $23,459
             12/31/98            $14,069                $30,162
             12/31/99            $14,884                $36,508
             12/31/00            $13,153                $33,184

                                         Average Annual Total Returns
                                                for the Periods
                                            Ended December 31, 2000
                                      -----------------------------------
                                                          Since Inception
                                      1 Year    5 Year        5/6/94
                                      -------   ------        ------
Research Enhanced Index Portfolio     -11.63%    2.44%         4.20%
S&P 500 Index(1)                       -9.11%   18.33%        19.71%

The Portfolio commenced operations on May 6, 1994 as the Northstar Multi-Sector Bond Fund with the investment objective of maximizing current income consistent with the preservation of capital. Effective April 30, 1999, the Portfolio changed its name to the Research Enhanced Index Portfolio and changed its investment objective and strategies to invest primarily in equity securities of large companies that make up the S&P 500 Index. Accordingly, beginning April 30, 1999, the benchmark index for the Portfolio has been changed from the Lehman Government/Corporate Bond Index to the S&P 500 Index.

Based on a $10,000 initial investment, the graph and table above illustrates the total return of the Research Enhanced Index Portfolio against the combined S&P 500 Index and the Lehman Government/Corporate Bond Index as discussed above. The Indices are unmanaged and have an inherent performance advantage over the Portfolio since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 5/1/94.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                See accompanying index descriptions on page 18.

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U.S. Equity
Portfolio
-----------
                                                                       Portfolio
GROWTH OPPORTUNITIES PORTFOLIO                                  Manager's Report
--------------------------------------------------------------------------------

Portfolio  Management: Mary  Lisanti,  Executive  Vice  President  and Portfolio
Manager

Goal: The Portfolio seeks long-term growth of capital by investing primarily in the common stock of U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The year 2000 turned out to be almost a mirror image of the previous year, as conservative, value-oriented strategies outperformed aggressive growth portfolios. In fact, the year was actually two years in one -- the first one lasted until March as the markets surged, and the second lasted the rest of the year as equities steadily declined. The Federal Reserve's policy of restraining the US economy's growth through interest rate hikes totaling 175 basis points was successful, and it may have been too successful as the stock and bond markets were pricing a severe slowdown or even an outright recession, as we closed the year 2000. While the US economy grew 8.3% in the final quarter of 1999, the Fed had engineered a slowdown to cut economic growth to 2.2% by the third quarter of 2000. In the stock market, the first half of the year was characterized by continued strength in earnings growth, but the second half of the year was plagued by earnings shortfalls, downward revisions, and reduced visibility. Adding to the economic woes plaguing the market was the political uncertainty surrounding the Presidential election.

In this environment, equity investors were clearly defensive as utilities and health care were leading sectors as the market favored companies with predictable, stable earnings. After spectacular gains in 1999, the technology and telecommunications sectors suffered as the demand outlook dimmed, and their access to the capital markets virtually evaporated. Financial stocks also outperformed once the Federal Reserve stopped raising interest rates in May, and the energy sector also had a good year as oil and natural gas prices surged to record levels.

Returns were widely dispersed across the major US equity benchmarks and were extremely volatile. After a record year in 1999 and surge to start 2000, the NASDAQ Composite plummeted to its worst year in the history of the index, falling 39.3% for the year. In fact, the NASDAQ was up 24% through early March and then declined 51% over the remainder of the year. The one bright spot was the S&P Midcap 400 Index, which gained 17.5% in 2000. The rest of the major benchmarks all finished 2000 in negative territory. The Russell 2000 Index fell 3.0%, the Dow Jones Industrial Average dropped 6.2%, and the S&P 500 Index slumped 9.1%.

Performance: For the period May 3, 2000 (inception) to December 31, 2000, the Portfolio returned -10.62% compared to -5.96% for the S&P 500 Index for the same period. The Portfolio's strategy of investing in high growth, high beta stocks caused the underperformance in a market environment that favored value investors.

Early in the spring, the Portfolio moved out of technology shares and into more "defensive" names, and we exited the year with significant weightings in themes such as "Re-Energizing America," "New Financial Structures," and the "Telecommunications Explosion." We favor the visibility of the energy and utility sectors and financial stocks in an environment where the Federal Reserve is expected to cut interest rates, and some attractive valuations in the telecommunications sector.

Among the individual stocks that were significant contributors to performance during 2000 were Charter Communications, Community Health Systems, American Eagle Outfitters, and Tenet Healthcare.

Market Outlook: The political events that took place at the end of 2000, temporarily took the focus off a market that continues to increase in complexity. The reality is that the US economy has slowed dramatically and that the corporate earnings outlook has become increasingly unstable. However, this instability will create opportunities for individual companies and money managers to significantly outperform their peers, as the secular changes in the modern economy will outweigh the cyclical changes. The powerful cyclical trends of the recent past have masked many fundamental transformations that have taken place due to technological innovation and globalization.

In an economy that will continue to grow but at a slower rate, company performance will vary widely, and thus stock prices will vary as well. We have referred to this in the past as a "market of stocks," where certain companies can significantly outperform, versus a "stock market," where broad sector bets are profitable. As we start to see dispersions in earnings growth within sectors, active portfolio managers will have the opportunity to

Portfolio
Manager's Report
                                                 GROWTH OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

significantly outperform their benchmarks. In this environment, the combination of a top-down thematic approach and bottoms-up research with a focus on identifying inflection points will provide a formula for identifying stocks within the broader market that will flourish in the changing economy.

                        Growth Opportunities
                             Portfolio           S&P 500 Index
                             ---------           -------------
         5/3/00               $10,000               $10,000
         12/31/00             $ 8,938               $ 9,404

                                      Total Returns for
                                        Period Ended
                                      December 31, 2000
                                      -----------------
                                       Since Inception
                                           5/3/00
                                           ------
Growth Opportunities Portfolio            -10.62%
S&P 500 Index                              -5.96%

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Growth Opportunities Portfolio against the S&P 500 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. The Portfolio invests in small and medium-sized companies which may be more susceptible to price swings and less liquid than larger companies. The Portfolio may invest in IPO's which may significantly impact performance.

                See accompanying index descriptions on page 18.

-----------
U.S. Equity
Portfolio
-----------
                                                                       Portfolio
MIDCAP OPPORTUNITIES PORTFOLIO                                  Manager's Report
--------------------------------------------------------------------------------

Portfolio  Management: Mary  Lisanti,  Executive  Vice  President  and Portfolio
Manager

Goal: The Portfolio seeks long-term capital appreciation by investing primarily in the common stock of mid-sized U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The year 2000 turned out to be almost a mirror image of the previous year, as conservative, value-oriented strategies outperformed aggressive growth portfolios. In fact, the year was actually two years in one -- the first one lasted until March as the markets surged, and the second lasted the rest of the year as equities steadily declined. The Federal Reserve's policy of restraining the US economy's growth through interest rate hikes totaling 175 basis points was successful, and it may have been too successful as the stock and bond markets were pricing a severe slowdown or even an outright recession as we closed the year 2000. While the US economy grew 8.3% in the final quarter of 1999, the Fed had engineered a slowdown to cut economic growth to 2.2% by the third quarter of 2000. In the stock market, the first half of the year was characterized by continued strength in earnings growth, but the second half of the year was plagued by earnings shortfalls, downward revisions, and reduced visibility. Adding to the economic woes plaguing the market was the political uncertainty surrounding the Presidential election.

In this environment, equity investors were clearly defensive as utilities and health care were leading sectors as the market favored companies with predictable, stable earnings. After spectacular gains in 1999, the technology and telecommunications sectors suffered as the demand outlook dimmed, and their access to the capital markets virtually evaporated. Financial stocks also outperformed once the Federal Reserve stopped raising interest rates in May, and the energy sector also had a good year as oil and natural gas prices surged to record levels.

Returns were widely dispersed across the major US equity benchmarks and were extremely volatile. After a record year in 1999 and surge to start 2000, the NASDAQ Composite plummeted to its worst year in the history of the index, falling 39.3% for the year. In fact, the NASDAQ was up 24% through early March and then declined 51% over the remainder of the year. The one bright spot was the S&P MidCap 400 Index, which gained 17.5% in 2000. The rest of the major benchmarks all finished 2000 in negative territory. The Russell 2000 Index fell 3.0%, the Dow Jones Industrial Average dropped 6.2%, and the S&P 500 Index slumped 9.1%.

Performance: For the period May 5, 2000 (inception) to December 31, 2000, the Portfolio returned -9.38% compared to 8.11% for the S&P MidCap 400 Index for the same period. The Portfolio's strategy of investing in high growth, high beta stocks caused the underperformance in a market environment that favored value investors.

Early in the spring, the Portfolio moved out of technology shares and into more "defensive" names, and we exited the year with significant weightings in themes such as "Re-Energizing America," "Flourishing in the Managed Care Environment," and "New Financial Structures." The visibility in earnings for the energy, utility, and select health care industries is attractive in the current market environment, while we expect financial stocks to outperform as the Federal Reserve begins to cut rates to spur the economy. In addition, we have been using a slightly higher cash balance to add select telecommunications and semiconductor shares at attractive valuations. The market began to price in a recession at the end of the fourth quarter, and looking ahead, we anticipate becoming more aggressive in the technology sector as the Federal Reserve lowers rates in response to the sharp economic slowdown.

Among the individual stocks that were significant contributors to performance during 2000 were Community Health Systems, Express Scripts, Quest Diagnostics, and Kinder Morgan.

Market Outlook: The political events that took place at the end of 2000, temporarily took the focus off a market that continues to increase in complexity. The reality is that the US economy has slowed dramatically and that the corporate earnings outlook has become increasingly unstable. However, this instability will create opportunities for individual companies and money managers to significantly outperform their peers, as the secular changes in the modern economy will outweigh the cyclical changes. The powerful cyclical trends of the recent past have masked many fundamental transformations that have taken place due to technological innovation and globalization.

Portfolio
Manager's Report                                  MIDCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

In an economy that will continue to grow, but at a slower rate, company performance will vary widely, and thus stock prices will vary as well. We have referred to this in the past as a "market of stocks," where certain companies can significantly outperform, versus a "stock market," where broad sector bets are profitable. As we start to see dispersions in earnings growth within sectors, active portfolio managers will have the opportunity to significantly outperform their benchmarks. In this environment, the combination of a top-down thematic approach and bottoms-up research with a focus on identifying inflection points will provide a formula for identifying stocks within the broader market that will flourish in the changing economy.

                    MidCap Opportunities
                         Portfolio                 S&P MidCap 400 Index
                         ---------                 --------------------
      5/5/00              $10,000                       $10,000
      12/31/00            $ 9,062                       $10,811

                                      Total Returns for
                                        Period Ended
                                      December 31, 2000
                                      -----------------
                                       Since Inception
                                           5/5/00
                                           ------
MidCap Opportunities Portfolio             -9.38%
S&P MidCap 400 Index                        8.11%

Based on a $10,000 initial investment, the graph and table above illustrates the total return of MidCap Opportunities Portfolio against the S&P MidCap 400 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total returns would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller medium-sized companies may entail greater price variability than investing in stocks of larger companies. The Portfolio may invest in IPO's which may significantly impact performance.

                See accompanying index descriptions on page 18.

-----------
U.S. Equity
Portfolio
-----------
                                                                       Portfolio
GROWTH + VALUE PORTFOLIO                                        Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Louis Navellier, Chief Investment Officer and President, Navellier Fund Management, Inc.

Goal:   The  Portfolio  seeks  to  provide  long-term  capital  appreciation  by investing in equity securities of fast growing companies utilizing quantitative analysis.

Market Overview: The year 2000 was one of the most volatile and ultimately one of the most painful years in the history of the US stock market. The year started out with a bang. In the first three months of 2000, we saw the NASDAQ Composite add over 12% to its 1999 return of over 86%. The US economy was firing on all cylinders and it appeared that technology stocks and the entire market were going to repeat their tremendous performance of 1999. Unfortunately, the euphoria soon ended and investors could not sell fast enough. Historically high interest rates, rapid deceleration in corporate earnings and the collapse of the "Dot Com" world, all helped to bring investors back to reality. As a result of this awakening, the NASDAQ Composite suffered three down quarters and ended the year with the worst loss in its history, down -39.3%. Additionally, the Russell 3000 Growth Index was down -22.4%, while the Russell 3000 Value Index actually posted a positive return of 8.0%, evidencing investors' flight to value issues. As the year ended, many stocks continued to be dragged down as a significant number of the flagship technology stocks reported disappointing earnings, inflation fears remained in place and the conclusion to the election debacle failed to assuage investor anxiety as well.

Performance: For the one year ended December 31, 2000, the Portfolio returned -9.78% during the twelve months ended December 31, 2000 compared to -3.02% for the Russell 2000 Index.

Portfolio Specifics: During the first half of the year, the Portfolio remained heavily concentrated in technology stocks. Unfortunately, the technology sector suffered the most damage during the stock market correction that began in mid-March. Value stocks have prospered in recent months as the bargain hunters have come out, while growth stocks have stumbled, as a result we have adjusted our model to include more value screens.

Some of the value screens we recently incorporated in our fundamental stock selection model include: Return On Equity (ROE), Liquidation Value to Price, Internal Reinvestment Rate and Capital Expenditure to Growth. The Liquidation Value to Price screen is similar to measuring a stock on its book value, except that it only measures a stock on its assets that can be liquidated. Companies with high liquidation values are perennial acquisition targets. The Capital Expenditure Growth screen measures how much a company re-invests in capital equipment and infrastructure. The higher a company's capital expenditures, the better the company's stock typically performs. Even though we maintain a growth bias, we will utilize whatever fundamental stock selection criteria outperform the overall stock market on a trailing one and three year basis.

Market Outlook: Wall Street is very particular at the present time and prefers stocks that will post consistent earnings growth without any negative earnings surprises. Earnings season is the equivalent of judgment day for the research staff at Navellier. Those stocks that do not rally in the wake of their latest quarterly earnings will likely be sold to buy better stocks. Generally, conservative stocks have held up very well whenever the stock market has been subjected to relentless selling pressure. In fact, conservative stocks, such as the healthcare, generic drug and energy stocks, tend to be strong whenever the stock market is sloppy. Aggressive stocks on the other hand tend to be much more sensitive to the overall stock market and are more vulnerable to the daily gyrations of the NASDAQ market. The stock market has exhibited incredible volatility since last February. In the 21 years that we have been publishing our research, we have never witnessed such extreme volatility and it appears that this extreme volatility is here to stay. In order to counteract some of the negative effects of this market volatility we will continue to seek out those "high alpha" stocks that naturally move independent of the overall stock market. Not surprisingly, due to the current economic slowdown, the stock market remains extremely selective. Any special situation "niche" company that dominates its business will likely prosper in this uncertain economic environment.

Portfolio
Manager's Report                                        GROWTH + VALUE PORTFOLIO
--------------------------------------------------------------------------------

               Growth + Value Portfolio           Russell 2000 Index
               ------------------------           ------------------
5/6/94                 $10,000                          $10,000
12/31/94               $10,347                          $10,026
12/31/95               $12,911                          $12,877
12/31/96               $15,879                          $15,001
12/31/97               $18,206                          $18,356
12/31/98               $21,725                          $17,888
12/31/99               $42,358                          $21,691
12/31/00               $38,214                          $21,036

                             Average Annual Total Returns for the Periods
                                       Ended December 31, 2000
                                -----------------------------------------
                                                          Since Inception
                                1 Year        5 Year          5/6/94
                                ------        ------          ------
Growth + Value Portfolio        -9.78%        24.24%          22.30%
Russell 2000 Index(1)           -3.02%        10.31%          11.80%

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Growth + Value Portfolio against the Russell 2000 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. The Portfolio invests in smaller companies which may be more susceptible to price swings and less liquid than larger companies.

(1)  Since inception performance for Index is shown from 5/1/94.

                See accompanying index descriptions on page 18.

-----------
U.S. Equity
Portfolio
-----------
                                                                       Portfolio
SMALLCAP OPPORTUNITIES PORTFOLIO                                Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice President and Portfolio Manager, ING Pilgrim Investments, Inc.

Goal: The Portfolio seeks capital appreciation by investing at least 65% of its total assets in the common stock of smaller lesser-known U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The year 2000 turned out to be almost a mirror image of the previous year, as conservative, value-oriented strategies outperformed aggressive growth portfolios. In fact, the year was actually two years in one -- the first one lasted until March as the markets surged, and the second lasted the rest of the year as equities steadily declined. The Federal Reserve's policy of restraining the US economy's growth through interest rate hikes totaling 175 basis points was successful, and it may have been too successful as the stock and bond markets were pricing a severe slowdown or even an outright recession as we closed the year 2000. While the US economy grew 8.3% in the final quarter of 1999, the Fed had engineered a slowdown to cut economic growth to 2.2% by the third quarter of 2000. In the stock market, the first half of the year was characterized by continued strength in earnings growth, but the second half of the year was plagued by earnings shortfalls, downward revisions, and reduced visibility. Adding to the economic woes plaguing the market was the political uncertainty surrounding the Presidential election.

In this environment, equity investors were clearly defensive as utilities and health care were leading sectors as the market favored companies with predictable, stable earnings. After spectacular gains in 1999, the technology and telecommunications sectors suffered as the demand outlook dimmed, and their access to the capital markets virtually evaporated. Financial stocks also outperformed once the Federal Reserve stopped raising interest rates in May, and the energy sector also had a good year as oil and natural gas prices surged to record levels.

Returns were widely dispersed across the major US equity benchmarks and were extremely volatile. After a record year in 1999 and surge to start 2000, the NASDAQ Composite plummeted to its worst year in the history of the index, falling 39.3% for the year. In fact, the NASDAQ was up 24% through early March and then declined 51% over the remainder of the year. The one bright spot was the S&P Midcap 400 Index, which gained 17.5% in 2000. The rest of the major benchmarks all finished 2000 in negative territory. The Russell 2000 Index fell 3.0%, the Dow Jones Industrial Average dropped 6.2%, and the S&P 500 Index slumped 9.1%.

Performance: For the one year ended December 31, 2000 the Portfolio returned 1.09% and managed to finish ahead of the Russell 2000 Index, which returned -3.02% for the same period. While the Portfolio outperformed its benchmark, it was a difficult year for the Portfolio's strategy of investing in high growth, high beta stocks.

Portfolio Specifics: Early in the spring, the Portfolio moved out of technology shares and into more "defensive" names, and we exited the year with significant weightings in themes such as "Flourishing in the Managed Care Environment," the "Life Sciences Revolution," and "Re-Energizing America." These themes position the Portfolio to take advantage of the visibility and earnings growth prospects of the energy, utility, and select health care industries. In addition, we have been using a slightly higher cash balance to add select telecommunications and semiconductor shares at attractive valuations. The market began to price in a recession at the end of the fourth quarter, and looking ahead, we would seek to get more aggressive in the technology sector as the Federal Reserve lowers rates in response to the sharp economic slowdown.

Among the individual stocks that were significant contributors to performance during 2000 were Lifepoint Hospitals, Quest Diagnostics, Manugistics Group, and Laboratory Corporation of America.

Market Outlook: The political events that took place at the end of 2000, temporarily took the focus off a market that continues to increase in complexity. The reality is that the US economy has slowed dramatically and that the corporate earnings outlook has become increasingly unstable. However, this instability will create opportunities for individual companies and money managers to significantly outperform their peers, as the secular changes in the modern economy will outweigh the cyclical changes. The powerful cyclical trends of the recent past have masked many fundamental transformations that have taken place due to technological innovation and globalization.

Portfolio
Manager's Report                                SMALLCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

In an economy that will continue to grow, but at a slower rate, company performance will vary widely, and thus stock prices will vary as well. We have referred to this in the past as a "market of stocks," where certain companies can significantly outperform, versus a "stock market," where broad sector bets are profitable. As we start to see dispersions in earnings growth within sectors, active portfolio managers will have the opportunity to significantly outperform their benchmarks. In this environment, the combination of a top-down thematic approach and bottoms-up research with a focus on identifying inflection points will provide a formula for identifying stocks within the broader market that will flourish in the changing economy.

               SmallCap Opportunities Portfolio   Russell 2000 Index
               --------------------------------   ------------------
5/6/94                    $10,000                      $10,000
12/31/94                  $10,192                      $10,026
12/31/95                  $12,372                      $12,877
12/31/96                  $14,055                      $15,001
12/31/97                  $16,278                      $18,356
12/31/98                  $19,094                      $17,888
12/31/99                  $46,024                      $21,691
12/31/00                  $46,523                      $21,036

                                    Average Annual Total Returns for the Periods
                                               Ended December 31, 2000
                                    --------------------------------------------
                                                                Since Inception
                                      1 Year        5 Year          5/6/94
                                      ------        ------          ------
SmallCap Opportunities Portfolio       1.09%        30.33%          25.97%
Russell 2000 Index(1)                 -3.02%        10.31%          11.80%

Based on a $10,000 initial investment, the graph and table above illustrates the total return of SmallCap Opportunities Portfolio against the Russell 2000 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investment in equities. The Portfolio invests in smaller companies which may be more susceptible to price swings and less liquid than larger companies.

(1)  Since inception performance for Index is shown from 5/1/94.

                See accompanying index descriptions on page 18.

----------------
International
Equity Portfolio
----------------
                                                                       Portfolio
INTERNATIONAL VALUE PORTFOLIO                                   Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Charles Brandes, CFA, Managing Partner: Jeff Busby, CFA, Managing Partner; Brandes Investment Partner, L.P.

Goal: The Portfolio seeks to maximize long-term capital appreciation by investing primarily in non-U.S. companies with market capitalizations greater than $1 billion. The Portfolio may hold up to 25% of its assets in companies with smaller market capitalizations. The Portfolio managers apply a company-by-company search for businesses that have determinable value and which, in their estimation, are currently priced below their actual value. Undervalued stocks provide what they believe to be an above-average chance for profit.

Market Overview: Throughout the six-month period ending December 31, 2000, international markets were negatively affected by slumping technology stocks, prospects for economic contraction, currency weakness, and rising oil prices.

Oil prices jumped to a 10-year high during the quarter, raising concerns that higher prices for crude oil would crimp economic growth. While oil prices jumped, the Euro hit new lows against the U.S. dollar before gaining some ground in December. The Japanese yen also weakened, falling to a nine-month low versus the dollar, reflecting investors' lack of conviction in a strong Japanese economic recovery.

Higher oil prices had their greatest negative influence on emerging markets, where many countries are net importers of oil. In addition, because many emerging nations derive a high percentage of GDP from exports, the prospect of weaker global demand resulting from higher oil costs weighed on investor confidence.

Performance: For the one year ended December 31, 2000, the Portfolio's shares returned 3.18% versus -13.96% for the MSCI EAFE Index for the same period.

Portfolio Specifics: Stock selection and a significant allocation to strong-performing holdings in the United Kingdom, as well as generally solid results among holdings in Ireland, boosted the Portfolio's returns. Among the better-performing holdings in the period were Unilever (United Kingdom - food & household products), Bank of Ireland (Ireland - banking), and Diageo (United Kingdom - beverages & tobacco).

Generally, holdings in the banking, beverages & tobacco, and food & household products industries were the best performers.

Solid returns among these issues helped offset de-clines among holdings in the telecommunications industry and in Japan. Examples of weaker-performing issues in the period include Allied Zurich (Switzerland - insurance) and Deutsche Telekom (Germany - telecommunications).

Telecommunications stocks tumbled in concert with many technology shares during the period. The Portfolio retains a substantial weighting in the telecommunications industry, reflecting our long-term conviction for select companies in this area. The fund also maintains a significant weighting in Japan.

Market Outlook: Although telecommunications stocks tumbled in the quarter amid profit concerns, we believe in the long-term appreciation potential for select companies in this industry.

And while sharp declines for a number of stocks in international markets may have drained investor confidence, the market's short-term fluctuations have had no effect on the execution of our proven approach.
We continue to find and hold what we believe are solid businesses selling at bargain prices. Over the long-term we remain confident that the strengths of these undervalued companies will be recognized.

Portfolio
Managers' Report                                   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

                    International Value Portfolio      MSCI EAFE Index
                    -----------------------------      ---------------
8/8/97                       $14,055                       $15,001
12/31/97                     $10,130                       $ 9,017
12/31/98                     $11,844                       $10,850
12/31/99                     $17,787                       $13,812
12/31/00                     $18,353                       $11,884

                                          Average Annual Total Returns for
                                        the Periods Ended December 31, 2000
                                        -----------------------------------
                                                      Since Inception
                                          1 Year          8/8/97
                                          ------          ------
International Value Portfolio               3.18%          19.55%
MSCI EAFE Index(1)                        -13.96%           5.18%

Based on a $10,000 initial investment, the graph and table above illustrates the total return of International Value Portfolio against the MSCI EAFE Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. The Portfolio invests in smaller companies which may be more susceptible to price swings and less liquid than larger companies.

(1)  Since inception performance for Index is shown from 8/1/97.

                See accompanying index descriptions on page 18.

---------
Income
Portfolio
---------
                                                                       Portfolio
HIGH YIELD BOND PORTFOLIO                                       Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Edwin Schriver, Senior Vice President & Director; Russ Stiver, Vice President & Portfolio Manager; Andy Mitchell, Vice President & Portfolio Manager

Goals: The High Yield Bond Portfolio seeks to provide high income consistent with the preservation of capital by investing in a diversified group of high yield securities.

Market Overview: Clearly the economy slowed much more quickly than economists had expected during the second half of 2000. In early January, the Federal Reserve responded by easing their benchmark rates by 50 basis points. While it will take 6 months or more for the impact to be seen in the economy, the move sent a strong signal as to future monetary policy. Further policy easing is anticipated in coming months as economic slowing continues during the first half of 2001 and inventory corrections play themselves out. The slowing economy translated into widespread earnings warnings in virtually every industry, except energy, during the second half of the year, leading to steep price declines in both stocks and bonds. Most of the major High Yield indices returned approximately -4% during the quarter, substantially outperforming the NASDAQ composite index. Higher quality issues substantially outperformed lower quality ones as investors flocked to the relative safety of BB's. Telecommunications, automotive, metals & mining, and technology were the hardest hit sectors. Yields on High Yield securities generally reflect an impending recession. Spreads over Treasuries have widened from 549 basis points at the beginning of the year to 959 basis points at the end of the year, the widest level seen since the last recession in 1990/91. Quality spreads have also widened, illustrating the markets desire for quality. Single-B issues yielded about 426 basis points more than double-B issues at the end of 2000, versus about 170 basis points at the beginning of the year and 288 basis points at the end of September.

Performance: For the one year ended December 31, 2000, the Portfolio's shares returned -11.17% compared to the Lehman Brothers High Yield Bond Index which returned -5.86% for the same period. Sharp declines in the bond prices of telecommunications' companies, United Pan-Europe and Viatel, were offset by gains in Musicland and Allied Waste bonds.

Portfolio Specifics: The Portfolio increased its cash position to 20% in the 3rd quarter, then reinvested a large portion of the excess cash in first and second tier credits late in 2000 after prices had declined. With the spread between BB's and B's at recessionary levels, we intend to reduce cash to 3% over the coming weeks by investing primarily in second-tier credits. The Portfolio is not set up to hold defaulted credits through the bankruptcy process. Thus, we generally try to avoid third-tier credits in which we believe there is material near-term default risk. We continue to look for opportunities to diversify the Portfolio by adding fundamentally sound companies in unrepresented industries. The aerospace, gaming, publishing, containers and consumer products sectors are targets for future investment. We remain underweighted in cyclical basic industries, awaiting material improvements in commodity inventories.

Market Outlook: Since high yield spreads already reflect those of the last recession, further downside appears limited. While greater clarity on the economy is still some time away, the recent interest rate cuts provide some optimism that such clarity will present itself sooner rather than later. Investors with a longer time horizon may take advantage of the generous spreads to add High Yield exposure in advance of the recovery. The market is likely to remain quite volatile however, and market timing will be difficult at best. Default rates remain well above the long-term market averages, attributed primarily to a lack of discipline within the High Yield market in the 1997/98 timeframe rather than relating to broader economic weakness. While many of the weaker issuers have already filed for bankruptcy, the weaker economy is likely to prevent default rates from declining significantly during 2001. High default rates do not necessarily preclude attractive returns however. In 1991, during the last recession, default rates peaked at 13% while the DLJ High Yield Index returned 43.75%.

Portfolio
Managers' Report                                       HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

             High Yield Bond Portfolio     Lehman Brothers High Yield Bond Index
             -------------------------     -------------------------------------
5/6/94              $ 10,000                            $ 10,000
12/31/94            $  9,905                            $ 10,165
12/31/95            $ 11,742                            $ 12,114
12/31/96            $ 13,592                            $ 13,488
12/31/97            $ 14,815                            $ 15,211
12/31/98            $ 14,797                            $ 15,494
12/31/99            $ 14,355                            $ 15,865
12/31/00            $ 12,752                            $ 14,935

                                                Average Annual Total Returns
                                                      for the Periods
                                                  Ended December 31, 2000
                                           -------------------------------------
                                                                 Since Inception
                                           1 Year      5 Year        5/6/94
                                           ------      ------        ------
High Yield Bond Portfolio                  -11.17%     1.66%         3.72%
Lehman Brothers High Yield Bond Index(1)    -5.86%     4.28%         6.20%

Based on a $10,000 initial investment, the graph and table above illustrates the total return of High Yield Bond Portfolio against the Lehman Brothers High Yield Bond Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. High Yields reflect the higher credit risks associated with certain lower rated securities in the portfolio and in some cases, the lower market price for those instruments. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

(1)  Since inception performance for Index is shown from 5/1/94.

                See accompanying index descriptions on page 18.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The DLJ High Yield Index is a passive (hypothetical) index of approximately 1,800 high yield securities, intended to broadly reflect average market returns on diversified portfolios high yield bonds.

The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks.

The Lehman Government/Corporate Bond Index is an unmanaged index of government bonds and corporate bonds rated Baa3 or better.

The Russell MidCap Growth Index is an unmanaged index consisting of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The Russell 2000 Index is an unmanaged index that measures the performance of 2,000 small companies.

The Russell 3000 Growth Index is an unmanaged index which measures the performance of the Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000 Value Index is an unmanaged index which measures the performance of the Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The NASDAQ Composite Index is an unmanaged index that measures all domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The index is market-value weighted.

The S&P MidCap Index is an unmanaged index that measures the performance of 800 smaller companies.

The S&P MidCap 400 Index is an unmanaged index which measures performance of the mid-size company segment of the U.S. market.

The Dow Jones Industrial Average is an unmanaged index comprised of 30 stocks that are major factors in their industries and widely held by individuals and institutional investors.

The MSCI EAFE Index is an unmanaged index consisting of more than 1,400 securities in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It is a generally accepted index for major overseas markets.

The MSCI Europe Index is an unmanaged index designed to track the broader MSCI EMU benchmark containing stocks in EMU member countries.

The MSCI Japan Index is an unmanaged index that measures the perfomance of the Japanese stock market.

The MSCI Emerging Markets Free (EMF) Index is an unmanaged index comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed income securities.

The Lehman Brothers High Yield Bond Index is an unmanaged index comprised of non-investment grade bonds with maturities between seven to ten years.

The Merrill Lynch Triple-C/Double-C/Single-C Index, a sub-index of the Merrill Lynch High Yield Index, is an unmanaged index which measures the performance of non-investment grade U.S. domestic bonds.

The Merrill Lynch Single-B Index, a sub-index of the Merrill Lynch High Yield Index, is an unmanaged index which measures the performance of non-investment grade U.S. domestic bonds.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

-------
Pilgrim
Funds
-------
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
The Pilgrim Variable Products Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MagnaCap Portfolio, Research Enhanced Index Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio, Growth + Value Portfolio, SmallCap Opportunities Portfolio, International Value Portfolio and High Yield Bond Portfolio ( the eight Portfolios comprising the Pilgrim Variable Products Trust) as of December 31, 2000, and the related statements of operations, changes in net assets, and financial highlights for the year then ended, except for the MagnaCap Portfolio which is for the period from May 8, 2000 (commencement of operations) to December 31, 2000, the Growth Opportunities Portfolio which is for the period from May 3, 2000 (commencement of operations) to December 31, 2000 and the MidCap Opportunities Portfolio which is for the period from May 5, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to January 1, 2000 the statements of changes in net assets and financial highlights were audited by other auditors whose report thereon dated February 15, 2000 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, excluding those financial statements and financial highlights which were indicated above as having been audited by others, present fairly, in all material respects, the financial position of each of the aforementioned Portfolios, constituting the Pilgrim Variable Products Trust, as of December 31, 2000, the results of their operations, changes in their net assets, and their financial highlights in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Los Angeles, California
February 20, 2001

-------
Pilgrim
Funds
-------

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2000
--------------------------------------------------------------------------------

                                                                           Research
                                                                           Enhanced         Growth         MidCap
                                                           MagnaCap         Index        Opportunities  Opportunities
                                                          Portfolio       Portfolio        Portfolio      Portfolio
                                                          ----------     ------------    -------------    ----------
ASSETS:
Investments in securities at value*                       $1,040,632     $ 24,121,315    $   5,256,379    $1,679,289
Short-term securities at amortized cost                      254,000          205,931          953,000       344,000
Cash                                                         145,414              883              121           179
Receivable for investments sold                               70,492           42,350           20,257           --
Receivable for shares of beneficial interest sold             15,526            1,252           23,238        19,690
Dividends and interest receivable                                978           25,428            2,548           690
Receivable due from affiliate                                  2,427           11,413               25         2,661
  Total Assets                                             1,529,469       24,408,572        6,255,568     2,046,509
                                                          ----------     ------------    -------------    ----------
LIABILITIES:
Payable for investment securities purchased                  389,420           22,158          100,428        24,137
Payable for shares of beneficial interest reacquired             --            21,369               17           --
Income distribution payable                                      --               --               --            --
Payable due to affiliate                                         --               --               --            --
Payable for futures variation margin                             --             4,550              --            --
Accrued expenses                                              22,531           38,818           18,322        27,172
                                                          ----------     ------------    -------------    ----------
  Total Liabilities                                          411,951           86,895          118,767        51,309
                                                          ----------     ------------    -------------    ----------
NET ASSETS                                                $1,117,518     $ 24,321,677    $   6,136,801    $1,995,200
                                                          ==========     ============    =============    ==========
NET ASSETS CONSIST OF:
  Paid in capital for shares of beneficial interest,
   $0.01 par value outstanding (unlimited
   shares authorized)                                     $1,127,609     $ 26,982,392    $   7,225,598    $2,189,207
  Accumulated net investment income (loss)                       301              --               879           283
  Accumulated net realized gain (loss) on
   investments, foreign currency and futures
   contracts                                                 (27,832)      (2,027,024)      (1,152,276)     (265,992)
  Net unrealized appreciation (depreciation) of
   investments, foreign currency and futures
   contracts                                                  17,440         (633,691)          62,600        71,702
                                                          ----------     ------------    -------------    ----------
  Net Assets                                              $1,117,518     $ 24,321,677    $   6,136,801    $1,995,200
                                                          ==========     ============    =============    ==========
Net Asset Value Per Share                                 $    10.11     $       4.39    $        8.92    $     9.05
                                                          ==========     ============    =============    ==========
Shares outstanding                                           110,535        5,541,100          687,680       220,348
*Cost of securities                                       $1,023,192     $ 24,741,876    $   5,193,779    $1,607,587


                                                           Growth +        SmallCap     International     High Yield
                                                            Value        Opportunities      Value            Bond
                                                          Portfolio        Portfolio      Portfolio       Portfolio
                                                        -------------    ------------    ------------    ------------
ASSETS:
Investments in securities at value*                     $ 131,834,374    $114,847,140    $ 26,116,799    $  9,630,875
Short-term securities at amortized cost                     2,099,000      15,814,000         639,000         811,000
Cash                                                              597             554          71,524             174
Receivable for investments sold                             1,925,992       1,165,112             --           17,156
Receivable for shares of beneficial interest sold             132,209         107,628          10,705          17,346
Dividends and interest receivable                               1,450          14,752          84,210         212,176
Receivable due from affiliate                                     --              --              --            3,545
  Total Assets                                            135,993,622     131,949,186      26,922,338      10,692,272
                                                        -------------    ------------    ------------    ------------
LIABILITIES:
Payable for investment securities purchased                 3,445,784             --              --              --
Payable for shares of beneficial interest reacquired           12,960         272,871               6           6,644
Income distribution payable                                       --              --              --           12,794
Payable due to affiliate                                       70,180          99,436          35,243             --
Payable for futures variation margin                              --              --              --              --
Accrued expenses                                               14,220          62,568          71,599          30,681
                                                        -------------    ------------    ------------    ------------
  Total Liabilities                                         3,543,144         434,875         106,848          50,119
                                                        -------------    ------------    ------------    ------------
NET ASSETS                                              $ 132,450,478    $131,514,311    $ 26,815,390    $ 10,642,153
                                                        =============    ============    ============    ============
NET ASSETS CONSIST OF:
  Paid in capital for shares of beneficial interest,
   $0.01 par value outstanding (unlimited
   shares authorized)                                   $ 143,711,596    $117,567,055    $ 24,479,861    $ 16,672,910
  Accumulated net investment income (loss)                        --              --           46,552             --
  Accumulated net realized gain (loss) on
   investments, foreign currency and futures
   contracts                                              (10,677,773)     (8,785,384)         44,168      (4,158,165)
  Net unrealized appreciation (depreciation) of
   investments, foreign currency and futures
   contracts                                                 (583,345)     22,732,640       2,244,809      (1,872,592)
                                                        -------------    ------------    ------------    ------------
  Net Assets                                            $ 132,450,478    $131,514,311    $ 26,815,390    $ 10,642,153
                                                        =============    ============    ============    ============
Net Asset Value Per Share                               $       22.90    $      26.73    $      12.19    $       3.45
                                                        =============    ============    ============    ============
Shares outstanding                                          5,784,471       4,919,298       2,200,041       3,086,203
*Cost of securities                                     $ 132,417,719    $ 92,114,500    $ 23,873,131    $ 11,503,467

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

          STATEMENTS OF OPERATIONS for the year ended December 31, 2000
--------------------------------------------------------------------------------

                                                                           Research
                                                                           Enhanced        Growth         MidCap
                                                             MagnaCap        Index      Opportunities  Opportunities
                                                           Portfolio(1)    Portfolio     Portfolio(2)   Portfolio(3)
                                                           -----------    -----------    -----------    -----------
INVESTMENT INCOME:
 Dividends (net of foreign withholding tax of $10,
  $2,100, $1 and $0, respectively)                         $     3,892    $   343,759    $     6,815    $     1,788
 Interest                                                        4,170         17,116         25,240          6,195
                                                           -----------    -----------    -----------    -----------
  Total investment income                                        8,062        360,875         32,055          7,983
                                                           -----------    -----------    -----------    -----------
EXPENSES:
 Investment advisory fees                                        3,420        205,302         17,042          4,593
 Administrative service fees                                       348         26,648          2,385            559
 Accounting and custodian fees                                  10,656         55,670         17,625         20,913
 Printing and postage                                              760         13,570          4,900          1,400
 Professional fees                                                 603         16,982          1,361          1,244
 Trustee fees                                                      300          2,012          4,500            100
 Miscellaneous                                                  11,035            773          1,681          6,642
                                                           -----------    -----------    -----------    -----------
                                                                27,122        320,957         49,494         35,451
 Less expenses reimbursed by investment advisor                (24,050)       (74,026)       (29,113)       (29,939)
                                                           -----------    -----------    -----------    -----------
  Total expenses                                                 3,072        246,931         20,381          5,512
                                                           -----------    -----------    -----------    -----------
 Net investment income                                           4,990        113,944         11,674          2,471
                                                           -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on investments and futures
  contracts                                                    (27,832)    (1,088,909)    (1,152,276)      (265,992)
 Net realized loss on foreign currency                              --             --             --             --
 Net change in unrealized appreciation (depreciation) of
  investments and futures contracts                             17,440     (2,368,438)        62,600         71,702
                                                           -----------    -----------    -----------    -----------
 Net realized and unrealized gain (loss) from
  investments and futures contracts                            (10,392)    (3,457,347)    (1,089,676)      (194,290)
                                                           -----------    -----------    -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                               $    (5,402)   $(3,343,403)   $(1,078,002)   $  (191,819)
                                                           ===========    ===========    ===========    ===========

----------
(1)  Portfolio commenced operations on May 8, 2000.
(2)  Portfolio commenced operations on May 3, 2000.
(3)  Portfolio commenced operations on May 5, 2000.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

    STATEMENTS OF OPERATIONS for the year ended December 31, 2000 (Continued)
--------------------------------------------------------------------------------



                                                                             SmallCap     International     High Yield
                                                          Growth + Value  Opportunities       Value            Bond
                                                            Portfolio       Portfolio       Portfolio       Portfolio
                                                           ------------    ------------    ------------    ------------
INVESTMENT INCOME:
 Dividends (net of foreign withholding tax of $0, $120,
  $87,304 and $0, respectively)                            $     42,738    $    227,004    $    663,811    $     11,660
 Interest                                                       405,691         748,532          72,747       1,373,156
                                                           ------------    ------------    ------------    ------------
  Total investment income                                       448,429         975,536         736,558       1,384,816
                                                           ------------    ------------    ------------    ------------
EXPENSES:
 Investment advisory fees                                       998,570         874,430         259,667         100,603
 Administrative service fees                                    133,964         116,972          26,148           9,532
 Accounting and custodian fees                                   29,466          62,405          53,733          20,180
 Printing and postage                                            54,366          20,875           9,385          14,475
 Professional fees                                               11,819          43,577          14,679           4,854
 Trustee fees                                                     8,992              --           3,000             560
 Miscellaneous                                                    1,640          25,895          12,911             341
                                                           ------------    ------------    ------------    ------------
                                                              1,238,817       1,144,154         379,523         151,957
 Less expenses reimbursed by investment advisor                (172,454)        (95,063)       (113,480)        (44,609)
                                                           ------------    ------------    ------------    ------------
  Total expenses                                              1,066,363       1,049,091         266,043         107,348
                                                           ------------    ------------    ------------    ------------
 Net investment income (loss)                                  (617,934)        (73,555)        470,515       1,277,468
                                                           ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on investments and futures
  contracts                                                  11,162,888       1,459,327       4,920,498      (2,443,030)
 Net realized loss on foreign currency                               --              --         (14,494)             --
 Net change in unrealized appreciation (depreciation) of
  investments and foreign currency                          (34,366,557)     (5,862,326)     (4,023,863)       (325,248)
                                                           ------------    ------------    ------------    ------------
 Net realized and unrealized gain (loss) from
  investments, foreign currency and futures contracts       (23,203,669)     (4,402,999)        882,141      (2,768,278)
                                                           ------------    ------------    ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                               $(23,821,603)   $ (4,476,554)   $  1,352,656    $ (1,490,810)
                                                           ============    ============    ============    ============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                Growth          MidCap
                                               MagnaCap            Research Enhanced         Opportunities   Opportunities
                                               Portfolio            Index Portfolio            Portfolio       Portfolio
                                              ------------    ----------------------------    ------------    ------------
                                                Period           Year            Year           Period          Period
                                                 Ended           Ended           Ended           Ended           Ended
                                              December 31,    December 31,    December 31,    December 31,    December 31,
                                                2000(1)          2000             1999          2000(2)         2000(3)
                                              ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income                         $      4,990    $    113,944    $    401,082    $     11,674    $      2,471
Net realized loss on investments
 and futures contracts                             (27,832)     (1,088,909)       (282,732)     (1,152,276)       (265,992)
Net change in unrealized appreciation
 (depreciation) of investments
 and futures contracts                              17,440      (2,368,438)      1,859,215          62,600          71,702
                                              ------------    ------------    ------------    ------------    ------------
 Net increase (decrease) in net
  assets resulting from operations                  (5,402)     (3,343,403)      1,977,565      (1,078,002)       (191,819)
                                              ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                               (4,689)       (123,086)       (390,975)        (10,795)         (2,188)
Net realized gains from investments sold                --              --              --              --              --
                                              ------------    ------------    ------------    ------------    ------------
 Total distributions                                (4,689)       (123,086)       (390,975)        (10,795)         (2,188)
                                              ------------    ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                 1,323,691       5,492,041      21,898,625       7,670,215       2,330,810
Net asset value of shares resulting
 from dividend reinvestments                         4,689         123,086         390,975          10,795           2,188
Cost of shares redeemed                           (200,771)     (7,566,456)     (8,573,331)       (455,412)       (143,791)
                                              ------------    ------------    ------------    ------------    ------------
 Net increase (decrease) in net assets
  resulting from capital share transactions      1,127,609      (1,951,329)     13,716,269       7,225,598       2,189,207
                                              ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net assets            1,117,518      (5,417,818)     15,302,859       6,136,801       1,995,200

NET ASSETS:
Beginning of period                                     --      29,739,495      14,436,636              --              --
                                              ------------    ------------    ------------    ------------    ------------
End of period                                 $  1,117,518    $ 24,321,677    $ 29,739,495    $  6,136,801    $  1,995,200
                                              ============    ============    ============    ============    ============

----------
(1)  Fund commenced operations on May 8, 2000.
(2)  Fund commenced operations on May 3, 2000.
(3)  Fund commenced operations on May 5, 2000.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                 STATEMENTS OF CHANGES IN NET ASSETS (Continued)
--------------------------------------------------------------------------------

                                                            Growth + Value                SmallCap Opportunities
                                                               Portfolio                        Portfolio
                                                    ------------------------------    ------------------------------
                                                        Year             Year             Year             Year
                                                        Ended            Ended            Ended           Ended
                                                    December 31,     December 31,     December 31,     December 31,
                                                        2000             1999             2000             1999
                                                    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment loss                                 $    (617,934)   $    (240,906)   $     (73,555)   $    (229,285)
Net realized gain on investments                       11,162,888       16,690,730        1,459,327       11,492,646
Net change in unrealized appreciation
 (depreciation) of investments                        (34,366,557)      23,531,739       (5,862,326)      25,300,570
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets resulting
  from operations                                     (23,821,603)      39,981,563       (4,476,554)      36,563,931
                                                    -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                          --               --               --               --
Net realized gains from investments                   (22,276,634)     (15,458,703)     (13,017,949)      (9,516,224)
                                                    -------------    -------------    -------------    -------------
 Total distributions                                  (22,276,634)     (15,458,703)     (13,017,949)      (9,516,224)
                                                    -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                      112,069,632       31,600,589      123,698,339       32,611,788
Net asset value of shares resulting from dividend
 reinvestments                                         22,276,634       15,453,430       13,017,949        9,516,224
Cost of shares redeemed                               (45,709,022)     (23,258,493)     (59,239,141)     (21,696,806)
                                                    -------------    -------------    -------------    -------------
 Net increase in net assets resulting from
  capital share transactions                           88,637,244       23,795,526       77,477,147       20,431,206
                                                    -------------    -------------    -------------    -------------
Net increase in net assets                             42,539,007       48,318,386       59,982,644       47,478,913

NET ASSETS:
Beginning of year                                      89,911,471       41,593,085       71,531,667       24,052,754
                                                    -------------    -------------    -------------    -------------
End of year                                         $ 132,450,478    $  89,911,471      131,514,311    $  71,531,667
                                                    =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                 STATEMENTS OF CHANGES IN NET ASSETS (Continued)
--------------------------------------------------------------------------------


                                          International Value Portfolio     High Yield Bond Portfolio
                                           ----------------------------    ----------------------------
                                              Year            Year            Year            Year
                                              Ended           Ended           Ended           Ended
                                           December 31,    December 31,    December 31,    December 31,
                                               2000            1999            2000            1999
                                           ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income                      $    470,515    $    303,959    $  1,277,468    $  1,821,208
Net realized gain (loss) on investments       4,920,498       1,964,021      (2,443,030)     (1,702,623)
Net realized gain (loss) on foreign
 currency                                       (14,494)         50,118              --          (7,605)
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currency                            (4,023,863)      5,730,855        (325,248)       (713,261)
                                           ------------    ------------    ------------    ------------
 Net increase (decrease) in net assets
  resulting from operations                   1,352,656       8,048,953      (1,490,810)       (602,281)
                                           ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                          (496,555)       (315,993)     (1,290,957)     (1,821,208)
Net realized gains from investments          (4,710,287)     (2,221,649)             --              --
                                           ------------    ------------    ------------    ------------
 Total distributions                         (5,206,842)     (2,537,642)     (1,290,957)     (1,821,208)
                                           ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares             74,437,497      73,659,755       6,979,857      10,216,238
Net asset value of shares resulting from
 dividend reinvestments                       5,206,842       2,537,642       1,299,797       1,799,111
Cost of shares redeemed                     (73,025,663)    (71,422,272)    (11,298,110)    (14,469,647)
                                           ------------    ------------    ------------    ------------
 Net increase (decrease) in net assets
  resulting from capital share
  transactions                                6,618,676       4,775,125      (3,018,456)     (2,454,298)
                                           ------------    ------------    ------------    ------------
Net increase (decrease) in net assets         2,764,490      10,286,436      (5,800,223)     (4,877,787)

NET ASSETS:
Beginning of year                            24,050,900      13,764,464      16,442,376      21,320,163
                                           ------------    ------------    ------------    ------------
End of year                                $ 26,815,390    $ 24,050,900    $ 10,642,153    $ 16,442,376
                                           ============    ============    ============    ============

                 See Accompanying Notes to Financial Statements

                                                                       Financial
MAGNACAP PORTFOLIO                                                    Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                      Period Ended
                                                      December 31,
                                                        2000(1)
                                                      ------------
Per Share Operating Performance:
 Net asset value, beginning of the period     $           10.00
 Net investment income                        $            0.05
 Net realized and unrealized gain
 on investments                               $            0.11
 Total from investment operations             $            0.16
 Dividends from net investment income         $           (0.05)
 Dividends from net realized gains on
 investments sold                             $              --
 Total distributions                          $           (0.05)
 Net asset value, end of the period           $           10.11
 Total return(2 )                             %            1.61
Ratios and supplemental data:
 Net assets, end of the period (000s)         $           1,118
 Ratio of expenses to average net assets
 after reimbursement(3)                       %            0.90
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)            %            7.90
 Ratio of net investment income to
 average net assets(3)                        %            1.45
 Portfolio turnover                           %              28

----------
(1)  The Portfolio commenced operations on May 8, 2000.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                     RESEARCH ENHANCED INDEX PORTFOLIO
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                 Year Ended December 31,
                                                   ---------------------------------------------------
                                                     2000     1999(2)     1998       1997       1996
                                                   -------    -------    -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of the period     $       4.99       4.83       5.14       5.25       5.14
 Net investment income                        $       0.02       0.11       0.36       0.40       0.41
 Net realized and unrealized gain (loss)
 on investments                               $      (0.60)      0.16      (0.31)     (0.08)      0.21
 Total from investment operations             $      (0.58)      0.27       0.05       0.32       0.62
 Dividends from net investment income         $      (0.02)     (0.11)     (0.36)     (0.40)     (0.41)
 Dividends from net realized gains on
 investments sold                             $         --         --         --      (0.03)     (0.10)
 Total distributions                          $      (0.02)     (0.11)     (0.36)     (0.43)     (0.51)
 Net asset value, end of the period           $       4.39       4.99       4.83       5.14       5.25
 Total return(1)                              %     (11.63)      5.79       1.02       6.15      12.53
Ratios and supplemental data:
 Net assets, end of the period (000s)         $     24,322     29,739     14,437     10,548      6,277
 Ratio of expenses to average net assets
 after reimbursement(3)                       %       0.90       0.89       0.80       0.80       0.80
 Ratio of expenses to average net assets
 prior to expense reimbursement               %       1.18       1.26       1.29       1.36       1.68
 Ratio of net investment income to
 average net assets                           %       0.42       1.89       7.53       8.31       8.38
 Portfolio turnover                           %         49        123         93        162        121

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(2) Portfolio commenced operations as Multi-Sector Bond Fund. Effective April 30, 1999 the Portfolio changed its name to Research Enhanced Index Portfolio and changed its investment objective.
(3)  As of April 30, 1999, the expense limit increased from 0.80% to 0.90%.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
GROWTH OPPORTUNITIES PORTFOLIO                                        Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                       Period
                                                        Ended
                                                     December 31,
                                                       2000(1)
                                                     ------------
Per Share Operating Performance:
 Net asset value, beginning of the period     $         10.00
 Net investment income                        $          0.02
 Net realized and unrealized loss
 on investments                               $         (1.08)
 Total from investment operations             $         (1.06)
 Dividends from net investment income         $         (0.02)
 Dividends from net realized gains on
 investments sold                             $            --
 Total distributions                          $         (0.02)
 Net asset value, end of the period           $          8.92
 Total return(2)                              %        (10.62)
Ratios and supplemental data:
 Net assets, end of the period (000s)         $         6,137
 Ratio of expenses to average net assets
 after reimbursement(3)                       %          0.90
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)            %          2.19
 Ratio of net investment income to
 average net assets(3)                        %          0.52
 Portfolio turnover                           %           157

----------
(1)  The Portfolio commenced operations on May 3, 2000.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                        MIDCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                    Period Ended
                                                    December 31,
                                                       2000(1)
                                                    ------------
Per Share Operating Performance:
 Net asset value, beginning of the period     $        10.00
 Net investment income                        $         0.01
 Net realized and unrealized loss
 on investments                               $        (0.95)
 Total from investment operations             $        (0.94)
 Dividends from net investment income         $        (0.01)
 Dividends from net realized gains on
 investments sold                             $           --
 Total distributions                          $        (0.01)
 Net asset value, end of the period           $         9.05
 Total return(2)                              %        (9.38)
Ratios and supplemental data:
 Net assets, end of the period (000s)         $        1,995
 Ratio of expenses to average net assets
 after reimbursement(3)                       %         0.90
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)            %         5.76
 Ratio of net investment income to
 average net assets(3)                        %         0.40
 Portfolio turnover                           %          103

----------
(1)  The Fund commenced operations on May 5, 2000.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
GROWTH + VALUE PORTFOLIO                                              Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                 Year Ended December 31,
                                                   ---------------------------------------------------
                                                    2000       1999       1998       1997       1996
                                                   -------    -------    -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of the period     $      30.04      18.76      15.85      14.08      11.56
 Net investment income (loss)                 $      (0.11)     (0.08)     (0.03)      0.09       0.08
 Net realized and unrealized gain (loss)
 on investments                               $      (2.29)     17.74       3.09       1.95       2.57
 Total from investment operations             $      (2.40)     17.66       3.06       2.04       2.65
 Dividends from net investment income         $         --         --      (0.01)     (0.10)     (0.09)
 Dividends from net realized gains on
 investments sold                             $      (4.74)     (6.38)     (0.14)     (0.17)     (0.04)
 Total distributions                          $      (4.74)     (6.38)     (0.15)     (0.27)     (0.13)
 Net asset value, end of the period           $      22.90      30.04      18.76      15.85      14.08
 Total return(1)                              %      (9.78)     94.98      19.32      14.66      22.99
Ratios and supplemental data:
 Net assets, end of the period (000s)         $    132,450     89,911     41,593     32,156     15,564
 Ratio of expenses to average net assets
 after reimbursement                          %       0.80       0.80       0.80       0.80       0.80
 Ratio of expenses to average net assets
 prior to expense reimbursement               %       0.93       0.97       1.02       1.09       1.70
 Ratio of net investment income (loss) to
 average net assets                           %      (0.46)     (0.44)     (0.17)      0.70       0.65
 Portfolio turnover                           %        151        179        216        178        161

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                      SMALLCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                 Year Ended December 31,
                                                   ---------------------------------------------------
                                                    2000       1999       1998       1997       1996
                                                   -------    -------    -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of the period     $      29.24      14.12      13.00      11.72      11.39
 Net investment income (loss)                 $      (0.01)     (0.09)      0.39       0.44       0.40
 Net realized and unrealized gain on
 investments                                  $       0.49      19.83       1.76       1.36       1.15
 Total from investment operations             $       0.48      19.74       2.15       1.80       1.55
 Dividends from net investment income         $         --         --      (0.39)     (0.44)     (0.41)
 Dividends from net realized gains on
 investments sold                             $      (2.99)     (4.62)     (0.64)     (0.08)     (0.81)
 Total distributions                          $      (2.99)     (4.62)     (1.03)     (0.52)     (1.22)
 Net asset value, end of the period           $      26.73      29.24      14.12      13.00      11.72
 Total return(1)                              %       1.09     141.03      17.30      15.81      13.80
Ratios and supplemental data:
 Net assets, end of the period (000s)         $    131,514     71,532     24,053     21,531     12,579
 Ratio of expenses to average net assets
 after reimbursement(2)                       %       0.90       0.90       0.82       0.80       0.80
 Ratio of expenses to average net assets
 prior to expense reimbursement               %       0.98       1.09       1.14       1.11       1.40
 Ratio of net investment income (loss) to
 average net assets                           %      (0.06)     (0.64)      3.00       3.72       3.67
 Portfolio turnover                           %        148        236        161         55        129

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(2)  As of November 9, 1998, the expense limit increased from 0.80% to 0.90%.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
INTERNATIONAL VALUE PORTFOLIO                                         Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                          Period Ended December 31,
                                                   ----------------------------------------
                                                    2000       1999       1998      1997(1)
                                                   -------    -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of the period     $      14.77      11.08      10.10      10.00
 Net investment income                        $       0.24       0.22       0.21       0.03
 Net realized and unrealized gain on
 investments                                  $       0.12       5.23       1.49       0.10
 Total from investment operations             $       0.36       5.45       1.70       0.13
 Dividends from net investment income         $      (0.27)     (0.24)     (0.22)     (0.03)
 Dividends from net realized gains on
 investments sold                             $      (2.67)     (1.52)     (0.50)       --
 Total distributions                          $      (2.94)     (1.76)     (0.72)     (0.03)
 Net asset value, end of the period           $      12.19      14.77      11.08      10.10
 Total return(2)                              %       3.18      50.18      16.93       1.30
Ratios and supplemental data:
 Net assets, end of the period (000s)         $     26,815     24,051     13,764      5,937
 Ratio of expenses to average net assets
 after reimbursement(3)(4)                    %       1.00       1.00       0.84       0.80
 Ratio of expenses to average net assets
 prior to expense reimbursement(4)            %       1.44       1.52       1.68       2.61
 Ratio of net investment income to
 average net assets(4)                        %       1.83       1.69       1.90       0.97
 Portfolio turnover                           %         69         84         30          5

----------
(1)  The Fund commenced operation on August 8, 1997.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(3)  As of November 9, 1998, the expenses limit increased from 0.80% to 1.00%
(4)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                             HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                 Year Ended December 31,
                                                   ---------------------------------------------------
                                                    2000       1999       1998       1997       1996
                                                   -------    -------    -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of the period     $       4.30       4.87       5.30       5.27       5.04
 Net investment income                        $       0.40       0.44       0.42       0.40       0.45
 Net realized and unrealized gain (loss)
 on investments                               $      (0.85)     (0.57)     (0.42)      0.07       0.32
 Total from investment operations             $      (0.45)     (0.13)        --       0.47       0.77
 Dividends from net investment income         $      (0.40)     (0.44)     (0.42)     (0.40)     (0.45)
 Dividends from net realized gains on
 investments sold                             $         --         --      (0.01)     (0.04)     (0.09)
 Total distributions                          $      (0.40)     (0.44)     (0.43)     (0.44)     (0.54)
 Net asset value, end of the period           $       3.45       4.30       4.87       5.30       5.27
 Total return(1)                              %     (11.17)     (2.98)     (0.12)      9.00      15.75
Ratios and supplemental data:
 Net assets, end of the period (000s)         $     10,642     16,442     21,320     12,606      6,619
 Ratio of expenses to average net assets
 after reimbursement                          %       0.80       0.80       0.80       0.79       0.80
 Ratio of expenses to average net assets
 prior to expense reimbursement               %       1.13       1.11       1.23       1.35       1.73
 Ratio of net investment income to
 average net assets                           %       9.53       9.19       8.92       8.44       8.72
 Portfolio turnover                           %        140         85        135        152        159

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.

                 See Accompanying Notes to Financial Statements

              NOTES TO FINANCIAL STATEMENTS as of December 31, 2000
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. The Pilgrim Variable Products Trust is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The names of the eight investment series which comprise the Trust (the "Portfolios") and their respective investment objectives are set forth below.

MagnaCap Portfolio is a diversified portfolio whose investment objective is growth of capital through investments in common stock of companies that have paid increasing dividends or have had the capability to pay rising dividends from their operations, with dividend income as a second consideration.

Research Enhanced Index Portfolio is a diversified portfolio whose investment objective is capital appreciation by investing primarily in large companies that make up the S&P 500 Index.

Growth Opportunities Portfolio is a diversified portfolio which seeks long-term growth of capital through investments in common stock of U.S. companies that the portfolio manager feels have above average prospects for growth.

MidCap Opportunities Portfolio is a diversified portfolio which seeks long-term capital appreciation through investments in common stock of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth.

Growth + Value Portfolio is a diversified portfolio with an investment objective of long-term growth of capital through investments in common stocks and convertible securities that are believed to provide above average potential for capital appreciation.

SmallCap Opportunities Portfolio (formerly Emerging Growth Portfolio) is a diversified portfolio with the investment objective of long-term capital appreciation by investing primarily in small to mid-sized companies that are believed to have above average prospects for growth.

International Value Portfolio is a diversified portfolio with the investment objective of long-term capital appreciation by investing primarily in foreign companies with a market valuation greater than $1 billion, but may hold up to 25% of its assets in companies with smaller market capitalization.

High Yield Bond Portfolio is a diversified portfolio whose investment objective is to seek high income consistent with the preservation of capital by investing primarily in a diversified group of high yield-high risk fixed income securities, convertible securities, securities issued by U.S. companies in foreign currencies, and securities issued by foreign governments and companies.

On October 29, 1999, ReliaStar Financial Corp. ("ReliaStar"), the indirect parent company of Northstar Investment Management Corporation ("Northstar"), acquired Pilgrim Capital Corporation and its subsidiaries. In conjunction with the acquisition Northstar, the Adviser to the Trust, changed its name to Pilgrim Advisors, Inc. Pilgrim Advisors, Inc. merged into Pilgrim Investments, Inc. on April 30, 2000.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar, the indirect parent company of Pilgrim Investments, Inc., Adviser to the Trust and Pilgrim Group, Inc., Administrator to the Trust. In conjunction with the acquisition, the Adviser and Administrator changed their names to ING Pilgrim Investments, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000.

Security Valuation. Equity securities are valued daily at closing sales prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days are valued at amortized cost, unless the Trustees of the Trust determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction

--------------------------------------------------------------------------------

of the Trustees of the Trust. At December 31, 2000, the High Yield Bond Portfolio contained one security for which market quotations were not readily available and which was fair valued pursuant to the Portfolio's procedures. The security had a total value of $7,800 representing 0.07% of the Portfolio's net assets. The books and records of the Portfolios are maintained in U.S. dollars.


Management's Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Investment Income, Expenses. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected; discounts are accreted, and premiums amortized to par at maturity based on the scientific method. Dividend income is recorded on the ex-dividend date.

Distribution to Shareholders. Dividends from net investment income are declared and paid quarterly by the MagnaCap Portfolio, Research Enhanced Index Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio, Growth + Value Portfolio, International Value Portfolio and the SmallCap Opportunities Porfolio; and declared daily and paid quarterly by the High Yield Bond Portfolio. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. The Portfolios may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. At December 31, 2000 the following reclassifications were made:

                                                                Accumulated
                                                               net realized
                                                               gain (loss) on
                                         Accumulated        investments, foreign
                         Paid-in        net investment          currency and
                         capital        income (loss)        futures contracts.
                        ---------       -------------        ------------------
Research Enhanced
  Index Porfolio          (9,142)            9,142                      --
Growth + Value
  Portfolio                   --           617,934                (617,934)
SmallCap Opportunities
  Portfolio                   --            73,555                 (73,555)
International Value
  Portfolio                   --           (20,223)                 20,223
High Yield Bond
  Portfolio              (13,489)           13,489                      --

Foreign Currency. Investments in securities, foreign currency holdings, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at each days current exchange rate. Translation gains or losses due to changes in exchange rates and realized gains or losses from the sale of foreign currencies, and settlement of forward foreign currency contracts and other foreign denominated receivables and payables are translated at the rates of exchange prevailing on the respective dates of such transactions. Such translation gains are not isolated on the accompanying statements of operations.

Foreign Currency Forward Contracts. The Portfolios may enter into foreign currency forward contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Portfolios agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolios' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

--------------------------------------------------------------------------------

Options. The Portfolios may write (sell) and purchase put and call options. The premium collected or paid by a Portfolio for the sale or purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option. If an option which a Portfolio has sold or purchased expires on the stipulated expiration date, the Portfolio realizes a gain or loss in the amount of the premium received or paid for the option.

For written options, the Portfolio's obligation may be discharged in three ways:
(1) the option expires on the stipulated expiration date; (2) the option holder exercises the right to call (buy) or put (sell) the security, or (3) the Portfolio enters into a closing transaction. If the option is held until expiration, the Portfolio recognizes a gain equal to the amount of premium received. If the written call option is exercised by the counterparty, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If the written put option is exercised by the counterparty, the premium reduces the cost basis of the securities purchased by the Portfolio. If the Portfolio enters into a closing transaction, a gain or loss is recognized equal to the difference between the premium received by the Portfolio from the counterparty and the amount paid by the Portfolio on effecting a closing purchase transaction, including brokerage commissions. As the writer of options, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option.

Futures contracts. The Portfolios may invest in futures contracts solely for the purpose of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Portfolios' agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

Variation margin payments are received or made by the Portfolios each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Portfolios recognize a gain or loss equal to the daily variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios' basis in the contract.

Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Repurchase Agreements. The Portfolios' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolios may be delayed or limited.

Federal Income Taxes. The Trust intends to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to distribute all of the taxable net income to respective shareholders. Therefore, no Federal income tax provision or excise tax provision is required.

NOTE 2 -- INVESTMENT ADVISER AND ADMINISTRATOR

ING Pilgrim Investments, Inc. (the "Adviser") serves as each Portfolio's investment adviser. The Adviser receives an investment advisory fee calculated at an annual rate of 0.75% of average daily net assets from the MagnaCap Portfolio, Research Enhanced Index Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio, Growth+Value Portfolio, SmallCap Opportunities

--------------------------------------------------------------------------------

Portfolio, and High Yield Bond Portfolio. The Adviser receives an investment advisory fee calculated at an annual rate of 1.00% of average daily net assets from the International Value Portfolio. ING Pilgrim Group, Inc. (the "Administrator") serves as each Portfolio's administrator. Each Portfolio pays the Administrator a fee calculated at an annual rate of 0.10% of average daily net assets.

The Adviser has voluntarily undertaken to limit the expenses of the Growth + Value Portfolio and High Yield Bond Portfolio to 0.80% of the average daily net assets and to limit the expenses of the MagnaCap Portfolio, Research Enhanced Index Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio and SmallCap Opportunities Portfolio to 0.90% and International Value Portfolio to 1.00% of the average daily net assets.

Navellier Fund Management, Inc. ("Navellier"), a registered investment adviser, serves as subadviser to the Growth + Value Portfolio.

Brandes Investment Partners, L.P. ("Brandes"), a registered investment adviser, serves as subadviser to the International Value Portfolio.

J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a registered investment adviser, serves as subadviser to the Research Enchanced Index Portfolio.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year or period ended December 31, 2000 were as follows:

                                      Research         Growth         MidCap
                         MagnaCap   Enhanced Index  Opportunities  Opportunities
                        Portfolio     Portfolio       Portfolio      Portfolio
                       -----------   -----------     -----------    -----------
Aggregate purchases      1,070,706    13,417,044      11,816,006      2,901,348
Aggregate sales            157,638    14,723,924       5,469,951      1,027,769

                                        SmallCap     International    High Yield
                      Growth + Value  Opportunities      Value           Bond
                         Portfolio     Portfolio       Portfolio      Portfolio
                        -----------    -----------    -----------    -----------
Aggregate purchases     270,757,310    203,036,993     19,143,768     15,903,597
Aggregate sales         197,438,559    153,556,926     17,173,269     17,479,267

U.S. Government Securities not included above were as follows:

                                       Research        Growth         MidCap
                         MagnaCap   Enhanced Index  Opportunities  Opportunities
                        Portfolio      Portfolio      Portfolio      Portfolio
                       -----------    -----------    -----------    -----------
Aggregate purchases         --             49,648        --              --
Aggregate sales             --            100,006        --              --

                                       SmallCap     International   High Yield
                     Growth + Value  Opportunities     Value           Bond
                        Portfolio      Portfolio      Portfolio      Portfolio
                       -----------    -----------    -----------    -----------
Aggregate purchases         --             --             --             --
Aggregate sales             --             --             --             --

NOTE 4 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of each Portfolio for the year or period ended December 31, 2000 were as follows:

                                       Research        Growth         MidCap
                         MagnaCap   Enhanced Index  Opportunities  Opportunities
                        Portfolio      Portfolio      Portfolio      Portfolio
                       -----------    -----------    -----------    -----------
Shares sold                129,967      1,132,892        733,345        235,198
Shares issued as
 reinvestments of
 dividends                     466         25,406          1,049            231
Shares redeemed            (19,898)    (1,575,782)       (46,714)       (15,081)
                       -----------    -----------    -----------    -----------
Net increase
 (decrease)                110,535       (417,484)       687,680        220,348
                       ===========    ===========    ===========    ===========

                                       SmallCap     International   High Yield
                     Growth + Value  Opportunities      Value          Bond
                        Portfolio      Portfolio      Portfolio      Portfolio
                       -----------    -----------    -----------    -----------
Shares sold              3,264,084      3,873,691      5,383,669      1,670,641
Shares issued as
 reinvestments of
 dividends                 856,564        454,534        434,903        333,421
Shares redeemed         (1,329,336)    (1,855,553)    (5,246,541)    (2,740,194)
                       -----------    -----------    -----------    -----------
Net increase
 (decrease)              2,791,312      2,472,672        572,031       (736,132)
                       ===========    ===========    ===========    ===========

--------------------------------------------------------------------------------

Transactions in capital shares of each Portfolio for the year ended December 31, 1999 were as follows:

                      Research                        SmallCap     International    High Yield
                   Enhanced Index  Growth + Value   Opportunities      Value           Bond
                     Portfolio       Portfolio       Portfolio       Portfolio      Portfolio
                     ----------      ----------      ----------      ----------     ----------
Shares sold           4,702,239       1,238,595       1,483,157       5,601,652      2,153,188
Shares issued as
 reinvestments of
 dividends               83,063         527,241         337,694         179,821        391,809
Shares redeemed      (1,818,177)       (989,359)     (1,077,481)     (5,395,608)    (3,096,755)
                     ----------      ----------      ----------      ----------     ----------
Net increase          2,967,125         776,477         743,370         385,865       (551,758)
                     ==========      ==========      ==========      ==========     ==========

NOTE 5 -- CREDIT RISK AND DEFAULTED SECURITIES

Although the Portfolios each have a diversified portfolio, the High Yield Bond Portfolio had 100% of its portfolio invested in lower rated and comparable quality unrated high yield securities at December 31, 2000. Investments in higher yielding securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 2000, the High Yield Bond Portfolio held SA Telecommunications, Inc., a security in default. It is each Portfolio's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted securities for the current reporting period.

NOTE 6 -- FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD

Capital loss carry fowards available for federal income tax purposes as of December 31, 2000 are as follows:

                                        Amount          Expiration Date
                                      -----------       ---------------
MagnaCap Portfolio                    $    27,832         2008 to 2009
Research Enhanced Index Portfolio       1,819,119         2006 to 2009
Growth Opportunities Portfolio        $ 1,020,575         2008 to 2009
MidCap Opportunities Portfolio        $   254,270         2008 to 2009
Growth + Value Portfolio              $10,096,824             2009
SmallCap Opportunities Portfolio      $ 8,734,972             2009
High Yield Bond Portfolio             $ 4,155,968         2006 to 2009

To the extent any future capital gains are offset by these loss carry forwards, such gains may not be distributed to Shareholders.

--------------------------------------------------------------------------------

NOTE 7 -- SECURITY LOANS

Each Portfolio may lend its securities to brokers, dealers and other financial institutions in amounts up to one third of the value of its total assets. The loans are fully collateralized at all times by cash or liquid high grade securities. As with other extensions of credit, the Portfolios may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolios receive compensation for lending their securities in the form of fees or all or a portion of the income from investments of the collateral. The Portfolios also continue to earn income on the securities loaned. At December 31, 2000, the Portfolios did not have any securities on loan.

NOTE 8 -- FUTURES CONTRACTS

On December 31, 2000, the Research Enhanced Index Portfolio had $75,000 principal amount of U.S. Treasury obligations pledged as collateral to cover margin requirements for the following open futures contract.

                              Number of       Month         Unrealized
        Contract              Contracts     Purchased      Depreciation
        --------              ---------     ---------      ------------
March 01 S&P 500 Futures          1          December        $ 13,131

MagnaCap
Portfolio

                PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

Shares                                                             Market Value
------                                                             ------------
COMMON STOCKS: 93.12%
                  Banks: 7.47%
   150            Bank New York, Inc.                              $      8,278
   200            Comerica, Inc.                                         11,875
   550            FleetBoston Financial Corp.                            20,659
   450            J P Morgan Chase & Co.                                 20,447
   400            Wells Fargo & Co.                                      22,275
                                                                   ------------
                                                                         83,534
                                                                   ------------
                  Beverages: 3.18%
   400            Anheuser Busch Cos, Inc.                               18,200
   350            Pepsico, Inc.                                          17,347
                                                                   ------------
                                                                         35,547
                                                                   ------------
                  Computers: 3.99%
   700            Compaq Computer Corp.                                  10,535
   250      @     Computer Sciences Corp.                                15,031
   250            Hewlett Packard Co.                                     7,891
   400      @     Sun Microsystems, Inc.                                 11,150
                                                                   ------------
                                                                         44,607
                                                                   ------------
                  Diversified Financial Services: 6.92%
   390            Alliance Capital Management Holdings LP                19,744
   400            Citigroup, Inc.                                        20,425
   350            Freddie Mac                                            24,106
   150            Fannie Mae                                             13,013
                                                                   ------------
                                                                         77,288
                                                                   ------------
                  Electric: 3.03%
   300            Duke Energy Co.                                        25,575
   250            Southern Co.                                            8,313
                                                                   ------------
                                                                         33,888
                                                                   ------------
                  Electrical Components & Equipment: 2.12%
   300            Emerson Electric Co.                                   23,643
                                                                   ------------
                  Electronics: 1.97%
   650      @     Solectron Corp.                                        22,034
                                                                   ------------
                  Food: 1.43%
   650            Sara Lee Corp.                                         15,965
                                                                   ------------
                  Healthcare-Products: 4.65%
   350            Baxter Int'l, Inc.                                     30,909
   200            Johnson & Johnson                                      21,013
                                                                   ------------
                                                                         51,922
                                                                   ------------
                  Household Products/Wares: 1.23%
   250            Avery Dennison Corp.                                   13,719
                                                                   ------------
                  Insurance: 5.38%
   400            AFLAC, Inc.                                            28,875
   100            American General Corp.                                  8,150
   175            American Int'l Group, Inc.                             17,248
    50            Marsh & Mclennan                                        5,850
                                                                   ------------
                                                                         60,123
                                                                   ------------
                  Leisure Time: 1.93%
   700            Carnival Corp.                                         21,568
                                                                   ------------
                  Machinery-Diversified: 2.13%
   500            Rockwell Int'l Corp.                                   23,813
                                                                   ------------
                  Media: 1.29%
   500            Walt Disney Co.                                        14,469
                                                                   ------------
                  Mining: 1.35%
   450            ALCOA, Inc.                                            15,075
                                                                   ------------
                  Miscellaneous Manufacturing: 5.05%
   200            General Electric Co.                                    9,588
   200            Minnesota Mining & Manufacturing Co.                   24,100
   410     @@     Tyco Int'l, Ltd.                                       22,755
                                                                   ------------
                                                                         56,443
                                                                   ------------
                  Oil&Gas Producers: 6.12%
   400     @@     BP Amoco PLC                                           19,150
   275            Chevron Corp.                                          23,220
   900            Conoco, Inc.                                           26,044
                                                                   ------------
                                                                         68,414
                                                                   ------------
                  Oil&Gas Services: 3.07%
   550            Halliburton Co.                                        19,938
   180            Schlumberger Ltd.                                      14,389
                                                                   ------------
                                                                         34,327
                                                                   ------------
                  Pharmaceuticals: 5.03%
   350            Abbott Labs                                            16,953
   250            Merck & Co., Inc.                                      23,406
   280            Schering Plough Corp.                                  15,890
                                                                   ------------
                                                                         56,249
                                                                   ------------
                  Pipelines: 1.43%
   400            Williams Cos, Inc.                                     15,975
                                                                   ------------
                  Retail: 4.39%
   800            McDonalds Corp.                                        27,200
   500            TJX Cos, Inc.                                          13,875
   150            Wal-Mart Stores, Inc.                                   7,969
                                                                   ------------
                                                                         49,044
                                                                   ------------
                  Savings&Loans: 2.50%
   100            Golden West Financial Corp.                             6,750
   400            Washington Mutual, Inc.                                21,225
                                                                   ------------
                                                                         27,975
                                                                   ------------
                  Semiconductors: 1.08%
   400            Intel Corp.                                            12,025
                                                                   ------------
                  Software: 2.55%
   450            Automatic Data Processing, Inc.                        28,491
                                                                   ------------
                  Telecommunications: 11.66%
   350            Alltel Corp.                                           21,853
   300      @     Cisco Systems, Inc.                                    11,475
   350     @@     Nokia Corp.                                            15,225
   450            SBC Communications, Inc.                               21,488
   500      @     Tellabs, Inc.                                          28,250
   400            Verizon Communications                                 20,050
   850      @     Worldcom, Inc.                                         11,953
                                                                   ------------
                                                                        130,294
                                                                   ------------
                  Tobacco.: 2.17%
   550            Philip Morris Cos., Inc.                               24,200
                                                                   ------------
                  Total Common Stocks (Cost $1,023,192)               1,040,632
                                                                   ------------

                 See Accompanying Notes to Financial Statements

MagnaCap
Portfolio

                PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

Principal
Amount                                                                Value
---------                                                          ------------
SHORT-TERM INVESTMENTS: 22.73%
                  Repurchase Agreement: 22.73%
254,000           State Street Repurchase Agreement,
                  5.750% due 01/02/01                              $    254,000
                  (Collateralized by $240,000
                  U.S. Treasury Notes, 6.625% Market Value
                  $260,758, Due 05/15/07)
                  Total Short - Term Investments (Cost $254,000)        254,000
                                                                   ------------
                  Total Investments in Securities
                  (Cost $1,277,192)                    115.85%        1,294,632
                  Other Assets and
                  Liabilities-Net                      -15.85%         (177,114)
                                                      -------      ------------
                  Net Assets                           100.00%     $  1,117,518
                                                      =======      ============

X Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                    $     72,419
                  Gross Unrealized Depreciation                         (54,979)
                                                                   ------------
                  Net Unrealized Appreciation                      $     17,440
                                                                   ============

@    Non-income producing security
@@   Foreign Issuer

                 See Accompanying Notes to Financial Statements

Research
Enhanced Index
Portfolio

                PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------
COMMON STOCKS: 99.17%
                Aerospace/Defense: 0.83%
1,400           Boeing Co.                                             $  92,400
  700           B.F. Goodrich Co.                                         25,463
  600           Lockheed Martin Corp.                                     20,370
  800           United Technologies Corp.                                 62,900
                                                                       ---------
                                                                         201,133
                                                                       ---------
                Airlines: 0.50%
1,000     @     AMR Corp.                                                 39,188
  200     @     Continental Airlines, Inc.                                10,325
  400     @     Northwest Airlines Corp.                                  12,050
1,800           Southwest Airlines                                        60,354
                                                                       ---------
                                                                         121,917
                                                                       ---------
                Apparel: 0.31%
  600     @     Jones Apparel Group, Inc.                                 19,312
1,000           Nike, Inc.                                                55,813
                                                                       ---------
                                                                          75,125
                                                                       ---------
                Auto Manufacturers: 1.14%
5,739           Ford Motor Co.                                           134,508
2,400           General Motors Corp.                                     122,250
  400           Paccar, Inc.                                              19,700
                                                                       ---------
                                                                         276,458
                                                                       ---------
                Auto Parts & Equipment: 0.18%
  800           Dana Corp.                                                12,250
2,900           Delphi Automotive Systems                                 32,625
                                                                       ---------
                                                                          44,875
                                                                       ---------
                Banks: 4.52%
1,600           Amsouth Bancorporation                                 $  24,400
3,600           Bank of America Corp.                                    165,150
  600           Bank of New York Co., Inc.                                33,112
3,800           Bank One Corp.                                           139,175
  370           Banknorth Group, Inc.                                      7,377
  400           Compass Bancshares, Inc.                                   9,550
4,600           First Union Corp.                                        127,937
1,100           Fleet Boston Financial Corp.                              41,319
  700           Hibernia Corp.                                             8,925
2,100           Keycorp                                                   58,800
  400           Mellon Financial Corp.                                    19,675
  600           National Commerce Bancorp                                 14,850
1,500           PNC Financial Services Group                             109,594
  700           SouthTrust Corp.                                          28,481
1,000           Summit Bancorp                                            38,187
  600           Suntrust Banks, Inc.                                      37,800
  100           TCF Financial Corp.                                        4,456
6,400           U.S. Bancorp                                             186,800
  800           Wells Fargo & Co.                                         44,550
                                                                       ---------
                                                                       1,100,138
                                                                       ---------
                Beverages: 1.64%
  300           Anheuser-Busch Companies, Inc.                            13,650
4,200           Coca-Cola Co.                                            255,937
2,600           Pepsico, Inc.                                            128,862
                                                                       ---------
                                                                         398,449
                                                                       ---------
                Biotechnology: 0.48%
1,600     @     Amgen, Inc.                                              102,300
  200     @     Human Genome Sciences, Inc.                               13,863
                                                                       ---------
                                                                         116,163
                                                                       ---------
                Chemicals: 1.33%
1,700           Air Products & Chemicals, Inc.                            69,700
2,300           Dow Chemical Co.                                          84,236
  200           Du Pont de Nemours & Co.                                   9,663
1,200           PPG Industries, Inc.                                      55,575
1,100           Praxair, Inc.                                             48,812
1,500           Rohm & Haas Co.                                           54,469
                                                                       ---------
                                                                         322,455
                                                                       ---------
                Commercial Services: 0.15%
3,900     @     Cendant Corp.                                          $  37,538
                                                                       ---------
                Computers: 5.31%
5,500           Compaq Computer
                Corp.                                                     82,775
6,200     @     Dell Computer
                Corp.                                                    108,113
4,500           EMC Corp.                                                299,250
  200     @     Gateway, Inc.                                              3,598
3,600           Hewlett-Packard Co.                                      113,625
3,200           International
                Business
                Machines Corp.                                           272,000
  600     @     NCR Corp.                                                 29,475
  600     @     Quantum Corp.                                              7,986
  100     @     Redback Networks                                           4,100
9,024     @     Sun Microsystems,
                Inc.                                                     251,544
1,360     @     Veritas Software
                Corp.                                                    119,000
                                                                       ---------
                                                                       1,291,466
                                                                       ---------
                Cosmetics/Personal Care: 2.04%
  100           Colgate-Palmolive Co.                                      6,455
  400           Estee Lauder Cos., Inc.                                   17,525
3,300           Gillette Co.                                             119,213
1,100           Kimberly-Clark Corp.                                      77,759
3,500           Procter & Gamble Co.                                     274,531
                                                                       ---------
                                                                         495,483
                                                                       ---------
                Distribution/Wholesale: 0.09%
  600           W.W. Grainger, Inc.                                       21,900
                                                                       ---------

                 See Accompanying Notes to Financial Statements

Research
Enhanced Index
Portfolio
               PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------
                  Diversified Financial Services: 7.97%
   500            A.G. Edwards, Inc.                                   $  23,719
 2,100            American Express Co.                                   115,369
 1,400            Capital One Financial Corp.                             92,138
 1,300            CIT Group, Inc.                                         26,160
12,860            Citigroup, Inc.                                        656,664
   900            Countrywide Credit Ind., Inc.                           45,225
 2,000            Fannie Mae                                             173,500
   300            Franklin Resources, Inc.                                11,430
 1,470            Freddie Mac                                            101,246
 1,300            Goldman Sachs Group, Inc.                              139,019
   600            Household International, Inc.                           33,000
   800            Lehman Brothers Holdings, Inc.                          54,100
   800            MBNA Corp.                                              29,550
 2,500            Merrill Lynch & Co.                                    170,469
 1,600            Morgan Stanley Dean Witter & Co.                       126,800
   100            Price T. Rowe Group, Inc.                                4,227
 2,000            Providian Financial Corp.                              115,000
   500            Stilwell Financial, Inc.                                19,719
                                                                       ---------
                                                                       1,937,335
                                                                       ---------
                  Electric: 2.72%
   700            Ameren Corp.                                            32,419
   100            American Electric Power                                  4,650
   900            Cinergy Corp.                                           31,613
   900            CMS Energy Corp.                                        28,519
 1,000            Consolidated Edison, Inc.                               38,500
 1,000            DTE Energy Co.                                          38,937
   300            Edison International                                     4,688
 2,200            Entergy Corp.                                           93,086
   700            FPL Group, Inc.                                         50,225
   700            GPU, Inc.                                               25,769
   937            NiSource, Inc.                                          28,813
 1,700            PG&E Corp.                                              34,000
   600            Pinnacle West Capital Corp.                             28,575
 1,800            Progress Energy, Inc.                                   88,536
   400            Reliant Energy, Inc.                                    17,325
 1,500            TXU Corp.                                               66,469
   800            Wisconsin Energy Corp.                                  18,050
 1,100            XCEL Energy, Inc.                                       31,969
                                                                       ---------
                                                                         662,143
                                                                       ---------
                  Electrical Components & Equipment: 0.19%
   600            Emerson Electric Co.                                 $  47,288
                                                                       ---------
                  Electronics: 0.52%
 1,100      @     Agilent Technologies, Inc.                              60,225
   100            Applera Corp.                                            9,406
   500            Johnson Controls, Inc.                                  26,000
   700            Parker Hannifin Corp.                                   30,888
                                                                       ---------
                                                                         126,519
                                                                       ---------
                  Environmental Control: 0.02%
   200            Waste Management, Inc.                                   5,550
                                                                       ---------
                  Food: 2.41%
   500            Albertson's, Inc.                                       13,250
 1,000            Campbell Soup Co.                                       34,625
   900            General Mills, Inc.                                     40,106
 1,800            H.J. Heinz Co.                                          85,387
 1,200            Kellogg Co.                                             31,500
 3,200      @     Kroger Co.                                              86,600
   700            Quaker Oats Co.                                         68,162
 1,500      @     Safeway, Inc.                                           93,750
 2,100     @@     Unilever NV                                            132,169
                                                                       ---------
                                                                         585,549
                                                                       ---------
                  Forest Products & Paper: 0.21%
   600            Georgia-Pacific Group                                   18,675
   400            International Paper Co.                                 16,325
   300            Temple-Inland, Inc.                                     16,088
                                                                       ---------
                                                                          51,088
                                                                       ---------
                  Healthcare-Products: 2.56%
   500            Baxter International, Inc.                              44,156
 1,400            Becton Dickinson & Co.                                  48,475
 2,200      @     Boston Scientific Corp.                                 30,113
   400            C.R. Bard, Inc.                                         18,625
   900      @     Guidant Corp.                                           48,544
 2,800            Johnson & Johnson                                      294,175
 1,700            Medtronic, Inc.                                        102,637
   600      @     St. Jude Medical, Inc.                                  36,862
                                                                       ---------
                                                                         623,587
                                                                       ---------
                  Healthcare-Services: 0.89%
   400      @     Aetna, Inc.                                             16,425
 2,300            HCA - The Healthcare Co.                               101,223
 2,200      @     Tenet Healthcare Corp.                                  97,763
                                                                       ---------
                                                                         215,411
                                                                       ---------
                  Household Products/Wares: 0.13%
   900            Clorox Co.                                              31,950
                                                                       ---------
                  Insurance: 4.27%
 1,000            Aflac, Inc.                                             72,188
 2,000            Allstate Corp.                                          87,125
   600            AMBAC Financial Group, Inc.                             34,987
   900            American General Corp.                                  73,350
 3,900            American International Group                           384,394
   900            AON Corp.                                               30,825
   800            Cigna Corp.                                            105,840
 1,200            Hartford Financial Services                             84,750
   700      @     John Hancock Financial Services                         26,337
   900            Lincoln National Corp.                                  42,581
   600            MBIA, Inc.                                              44,475
   600      @     Metlife, Inc.                                           21,000
   800            Torchmark Corp.                                         30,750
                                                                       ---------
                                                                       1,038,602
                                                                       ---------
                  Internet: 1.22%
   500      @     Akamai Technologies, Inc.                               10,531
 4,600      @     America Online, Inc.                                   160,080
 1,864            Charles Schwab Corp.                                    52,891
 1,800      @     E*TRADE Group, Inc.                                     13,275
   100      @     eBay, Inc.                                               3,300
 2,200      @     TD Waterhouse Group                                     29,150
   200      @     Tibco Software, Inc.                                     9,588
   600      @     Yahoo, Inc.                                             18,103
                                                                       ---------
                                                                         296,918
                                                                       ---------
                  Iron/Steel: 0.03%
   450            Allegheny Technologies, Inc.                             7,144
                                                                       ---------
                  Leisure Time: 0.08%
   500            Harley-Davidson, Inc.                                   19,875
                                                                       ---------

                 See Accompanying Notes to Financial Statements

Research
Enhanced Index
Portfolio
               PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------
                  Lodging: 0.44%
 2,000            Hilton Hotels Corp.                                  $  21,000
 1,100            Marriott International, Inc.                            46,475
 1,100            Starwood Hotels & Resorts Worldwide, Inc.               38,775
                                                                       ---------
                                                                         106,250
                                                                       ---------
                  Machinery-Construction & Mining: 0.35%
 1,800            Caterpillar, Inc.                                       85,163
                                                                       ---------
                  Machinery-Diversified: 0.41%
   500            Deere & Co.                                             22,906
   500            Dover Corp.                                             20,281
 1,100            Ingersoll-Rand Co.                                      46,063
   200            Rockwell International Corp.                             9,525
                                                                       ---------
                                                                          98,775
                                                                       ---------
                  Media: 3.20%
 2,400      @     AT&T -- Liberty Media Corp.                             32,550
 4,000      @     Comcast Corp.                                          167,000
   800      @     Fox Entertainment Group, Inc.                           14,300
   900            Gannett Co., Inc.                                       56,756
 1,400      @     Gemstar-TV Guide International, Inc.                    64,575
   200            Knight Ridder, Inc.                                     11,375
   300            New York Times Co.                                      12,019
 3,400            Time Warner, Inc.                                      177,616
 4,200      @     Viacom, Inc.                                           196,350
 1,600            Walt Disney Co.                                         46,300
                                                                       ---------
                                                                         778,841
                                                                       ---------
                  Mining: 0.61%
 3,772            Alcoa, Inc.                                            126,362
   400            Phelps Dodge Corp.                                      22,325
                                                                       ---------
                                                                         148,687
                                                                       ---------
                  Miscellaneous Manufacturing: 6.58%
   500            Cooper Industries, Inc.                                 22,969
 1,600            Eastman Kodak Co.                                       63,000
   400            Eaton Corp.                                             30,075
21,200            General Electric Co.                                 1,016,275
 1,300            Honeywell International, Inc.                           61,506
 1,200            Illinois Tool Works                                     71,475
   600            ITT Industries, Inc.                                    23,250
   200            Minnesota Mining & Manufacturing Co.                    24,100
 5,200     @@     Tyco International Ltd.                                288,600
                                                                       ---------
                                                                       1,601,250
                                                                       ---------
                  Office/Business Equipment: 0.01%
   400            Xerox Corp.                                              1,850
                                                                       ---------
                  Oil & Gas Producers: 6.35%
   600            Anadarko Petroleum Corp.                                42,648
   300            Apache Corp.                                            21,019
 2,200            Chevron Corp.                                          185,763
   500            Conoco, Inc. -- Class A                                 14,313
   900            Conoco, Inc. -- Class B                                 26,044
   200            Devon Energy Corp.                                      12,194
   200            Diamond Offshore Drilling                                8,000
   200            Ensco International, Inc.                                6,811
 8,188            Exxon Mobil Corp.                                      711,844
 1,060      @     Global Marine, Inc.                                     30,077
 5,700     @@     Royal Dutch
                  Petroleum Co.                                          345,206
 2,200            Texaco, Inc.                                           136,675
   100            Transocean Sedco Forex, Inc.                             4,600
                                                                       ---------
                                                                       1,545,194
                                                                       ---------
                  Oil & Gas Services: 0.59%
 1,600            Baker Hughes, Inc.                                      66,500
   600      @     Cooper Cameron Corp.                                    39,638
 1,000            Halliburton Co.                                         36,250
                                                                       ---------
                                                                         142,388
                                                                       ---------
                  Packaging & Containers: 0.06%
   990      @     Smurfit-Stone Container Corp.                           14,788
                                                                       ---------
                  Pharmaceuticals: 9.92%
 3,000            Abbott Laboratories                                  $ 145,312
   800      @     Alza Corp.                                              34,000
 3,000            American Home Products Corp.                           190,650
 3,800            Bristol-Myers Squibb Co.                               280,963
 2,600            Eli Lilly & Co.                                        241,962
   200      @     Forest Laboratories, Inc.                               26,575
 5,300            Merck & Co., Inc.                                      496,213
13,150            Pfizer, Inc.                                           604,900
 2,900            Pharmacia Corp.                                        176,900
 3,800            Schering-Plough Corp.                                  215,650
                                                                       ---------
                                                                       2,413,125
                                                                       ---------
                  Pipelines: 0.60%
   600            Dynegy, Inc.                                            33,638
   200            EL Paso Energy Corp.                                    14,325
   600            Enron Corp.                                             49,875
 1,200            Williams Cos., Inc.                                     47,925
                                                                       ---------
                                                                         145,763
                                                                       ---------
                  Retail: 5.42%
 1,400      @     Abercrombie & Fitch Co.                                 28,000
   600      @     Best Buy Co., Inc.                                      17,737
   300            Circuit City Stores                                      3,450
   500      @     Costco Wholesale Corp.                                  19,969
   400            CVS Corp.                                               23,975
 1,000      @     Federated Department Stores                             35,000
 2,400            Gap, Inc.                                               61,200
 5,400            Home Depot, Inc.                                       246,712
   500      @     Kohls Corp.                                             30,500
 1,800            Limited, Inc.                                           30,713
 1,300            Lowe's Cos.                                             57,850
 1,400            May Department Stores Co.                               45,850
 2,200            McDonald's Corp.                                        74,800
 3,000            Target Corp.                                            96,750
 2,000            TJX Cos., Inc.                                          55,500
   700            Walgreen Co.                                            29,269
 8,700            Wal-Mart Stores, Inc.                                  462,188
                                                                       ---------
                                                                       1,319,463
                                                                       ---------
                  Savings & Loans: 0.69%
   700            Dime Bancorp, Inc.                                      20,694
   500            Greenpoint Financial Corp.                              20,469
 2,370            Washington Mutual, Inc.                                125,758
                                                                       ---------
                                                                         166,921
                                                                       ---------

                 See Accompanying Notes to Financial Statements

Research
Enhanced Index
Portfolio
               PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------
                    Semiconductors: 3.95%
   200       @      Advanced Micro Devices                            $    2,763
 1,800       @      Altera Corp.                                          47,362
   900       @      Analog Devices, Inc.                                  46,069
 2,100       @      Applied Materials, Inc.                               80,194
   400       @      Broadcom Corp.                                        33,600
   300       @      Cypress Semiconductor Corp.                            5,906
13,300              Intel Corp.                                          399,831
   500       @      Lattice Semiconductor Corp.                            9,188
 1,000              Linear Technology Corp.                               46,250
   200       @      LSI Logic Corp.                                        3,418
   600       @      Maxim Integrated Products                             28,687
 1,300       @      Micron Technology, Inc.                               46,150
   300       @      National Semiconductor Corp.                           6,038
   100       @      PMC - Sierra, Inc.                                     7,862
 3,100              Texas Instruments, Inc.                              146,863
 1,100       @      Xilinx, Inc.                                          50,737
                                                                      ----------
                                                                         960,918
                                                                      ----------
                    Software: 4.69%
   700              Adobe Systems, Inc.                                   40,731
 1,300              Automatic Data Processing                             82,306
   700       @      BEA Systems, Inc.                                     47,119
   600       @      Citrix Systems, Inc.                                  13,500
11,200       @      Microsoft Corp.                                      485,800
   400       @      Novell, Inc.                                           2,087
13,600       @      Oracle Corp.                                         395,250
 1,000       @      Parametric Technology Corp.                           13,438
   200       @      Peoplesoft, Inc.                                       7,438
   800       @      Siebel Systems, Inc.                                  54,100
                                                                      ----------
                                                                       1,141,769
                                                                      ----------
                    Telecommunications: 11.37%
 4,864       @      AT&T Corp.                                            84,208
   791       @      Avaya, Inc.                                            8,157
 2,700              BellSouth Corp.                                      110,531
   200       @      Broadwing, Inc.                                        4,563
   200       @      CIENA Corp.                                           16,250
16,300       @      Cisco Systems, Inc.                                  623,475
 2,500              Corning, Inc.                                        132,031
 2,700     @ @@     Global Crossing Ltd.                                  38,644
 2,600       @      JDS Uniphase Corp.                                   108,388
   800       @      Level 3 Communications, Inc.                          26,250
 4,600              Lucent Technologies, Inc.                             62,100
 2,900              Motorola, Inc.                                        58,725
   500       @      Network Appliance, Inc.                               32,094
 3,000       @      Nextel Communications, Inc.                           74,250
 6,462      @@      Nortel Networks Corp.                                207,188
 1,400       @      Qualcomm, Inc.                                       115,062
 5,029       @      Qwest Communications International                   206,189
 8,100              SBC Communications, Inc.                             386,775
 3,400       @      Sprint Corp. (PCS Group)                              69,487
   900       @      Tellabs, Inc.                                         50,850
 5,300              Verizon Communications, Inc.                         265,663
 6,100       @      WorldCom, Inc.                                        85,781
                                                                      ----------
                                                                       2,766,661
                                                                      ----------
                    Tobacco: 1.36%
 7,500              Philip Morris Cos., Inc.                             330,000
                                                                      ----------
                    Toys/Games/Hobbies: 0.13%
   700              Hasbro, Inc.                                           7,438
 1,700              Mattel, Inc.                                          24,548
                                                                      ----------
                                                                          31,986
                                                                      ----------
                    Transportation: 0.70%
 1,800       @      Burlington Northern Santa Fe Corp.                    50,963
   400              C.H. Robinson Worldwide, Inc.                         12,575
   600       @      FedEx Corp.                                           23,976
 1,200              Norfolk Southern Corp.                                15,975
 1,300              Union Pacific Corp.                                   65,975
                                                                      ----------
                                                                         169,464
                                                                      ----------
                    Total Common Stock (Cost $24,741,876)             24,121,315
                                                                      ----------
                    Total Long-Term Investments
                      (Cost $24,741,876)                              24,121,315
                                                                      ----------


Principal                                                               Market
Amount                                                                  Value
------                                                                  -----

SHORT-TERM INVESTMENTS: 0.85%
                  U.S. Government Securities: 0.31%
$   75,000 +      United States Treasury Note, 5.625%,
                  Due 02/28/01 (cost $75,000)                      $     74,931
                                                                   ------------
                  Repurchase Agreement: 0.54%
   131,000        State Street Bank & Trust
                  Repurchase Agreement 5.750% Due 01/02/01
                  (Collateralized by $130,000 U.S. Treasury
                  Notes, 5.500%, Due 02/15/08, Value $135,121)          131,000
                                                                   ------------
                  Total Short-Term Investments (Cost $205,931)          205,931
                                                                   ------------
                  Total Investments in Securities
                  (Cost $24,947,807)*                   100.02%    $ 24,327,246
                  Other Assets and Liabilities - Net     -0.02%          (5,569)
                                                        ------     ------------
                  Net Assets                            100.00%    $ 24,321,677
                                                        ======     ============

@   Non-income producing security
@@  Foreign Issuer
+   Pledged as collateral for open futures contract.
* Cost for federal income tax purposes is $25,168,843. Net unrealized depreciation consists of:

          Gross Unrealized Appreciation           $  2,935,196
          Gross Unrealized Depreciation             (3,776,793)
                                                  ------------
          Net Unrealized Depreciation             $   (841,597)
                                                  ============

                 See Accompanying Notes to Financial Statements

Growth
Opportunities
Portfolio
               PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------

COMMON STOCKS: 85.65%
                Apparel: 0.89%
1,700     @     Jones Apparel Group, Inc.                                $54,719
                                                                         -------
                Banks: 3.67%
1,100           Bank of New York Co., Inc.                                60,706
1,000           Fifth Third Bancorp                                       59,750
1,117           JP Morgan Chase & Co.                                     50,754
1,100           Mellon Financial Corp.                                    54,106
                                                                         -------
                                                                         225,316
                                                                         -------
                Biotechnology: 4.53%
2,000     @     Arqule, Inc.                                              64,000
  800     @     Genetech, Inc.                                            65,200
  700     @     Genzyme Corp.-General Division                            62,956
  200     @     Millennium Pharmaceuticals                                12,375
  848     @     Protein Design Labs, Inc.                                 73,670
                                                                         -------
                                                                         278,201
                                                                         -------
                Chemicals: 0.36%
  600           Dow Chemical Co.                                          21,975
                                                                         -------
                Commercial Services: 0.50%
  700     @     Concord EFS, Inc.                                         30,756
                                                                         -------
                Computers: 5.21%
  895     @     Affiliated Computer Services, Inc.                        54,315
1,100     @     Brocade Communications System                            100,994
  300           International Business Machines Corp.                     25,500
1,200     @     Manhattan Associates, Inc.                                51,150
1,000     @     Veritas Software Corp.                                    87,500
                                                                         -------
                                                                         319,459
                                                                         -------
                Cosmetics/Personal Care: 0.41%
  700           Gillette Company                                          25,288
                                                                         -------
                Diversified Financial Services: 1.90%
  720           Citigroup, Inc.                                           36,765
  600           Fannie Mae                                                52,050
  400           Freddie Mac                                               27,550
                                                                         -------
                                                                         116,365
                                                                         -------
                Electric: 4.31%
  600           Duke Energy Corp.                                         51,150
1,000           Exelon Corp.                                              70,210
1,700           NiSource, Inc.                                            52,275
1,200           PPL Corp.                                                 54,225
  850           Reliant Energy, Inc.                                      36,816
                                                                         -------
                                                                         264,676
                                                                         -------
                Electronics: 1.68%
  500           PerkinElmer, Inc.                                         52,500
1,100     @     Sawtek, Inc.                                              50,806
                                                                         -------
                                                                         103,306
                                                                         -------
                Forest Products & Paper: 1.01%
1,100           Bowater, Inc.                                             62,013
                                                                         -------
                Healthcare-Products: 0.99%
1,200           Stryker Corp.                                             60,708
                                                                         -------
                Healthcare-Services: 5.03%
1,700     @     Community Health Systems, Inc.                            59,500
2,400     @     Healthsouth Corp.                                         39,150
1,600     @     Manor Healthcare, Inc.                                    33,000
1,560     @     Oxford Health Plans                                       61,620
1,415           Tenent Healthcare Corp.                                   62,879
  856           UnitedHealth Group, Inc.                                  52,537
                                                                         -------
                                                                         308,686
                                                                         -------
                Insurance: 4.34%
  300           Everest Re Group, Ltd.                                    21,487
  400           Marsh & McLennan Cos.                                     46,800
  800           PMI Group, Inc.                                           54,150
  800           Progressive Corp.-Ohio                                    82,900
  700           XL Capital, Ltd.                                          61,163
                                                                         -------
                                                                         266,500
                                                                         -------
                Internet: 0.57%
1,000     @     America Online, Inc.                                      34,800
   17     @     Infospace, Inc.                                              150
                                                                         -------
                                                                          34,950
                                                                         -------
                Leisure Time: 0.55%
 1100           Carnival Corp.                                            33,894
                                                                         -------
                Machinery-Diversified: 1.23%
  400     @     Brooks Automation, Inc.                                   11,225
 1400           Deere & Co.                                               64,138
                                                                         -------
                                                                          75,363
                                                                         -------
                Media: 5.73%
  700     @     Cablevision Systems Corp.                                 59,456
5,400     @     Charter Communications, Inc.                             122,513
1,100     @     Clear Channel Communications                              53,281
2,300     @     Comcast Corp.                                             96,025
  800     @     Hispanic Broadcasting Corp.                               20,400
                                                                         -------
                                                                         351,675
                                                                         -------
                Miscellaneous Manufacturing: 0.79%
  400           Minnesota Mining & Manufacturing Co.                      48,200
                                                                         -------
                Oil & Gas Producers: 1.65%
  300           Exxon /Mobile Corp.                                       26,081
  800     @     Spinnaker Exploration Co.                                 34,000
1,800     @     R & B Falcon Corp.                                        41,288
                                                                         -------
                                                                         101,369
                                                                         -------
                Oil & Gas Services: 4.24%
2,200           Baker Hughes, Inc.                                        91,437
1,300     @     BJ Services Co.                                           89,538
1,200     @     Cooper Cameron Corp.                                      79,275
                                                                         -------
                                                                         260,250
                                                                         -------
                Pharmaceuticals: 7.70%
1,400           Bristol-Myers Squibb Co.                                 103,512
  600           Cardinal Health, Inc.                                     59,775
  700     @     COR Therapeutics, Inc.                                    24,631
  600           Eli Lilly & Co.                                           55,837
  600     @     Gilead Sciences, Inc.                                     49,762
1,300           Merck & Co., Inc.                                        121,713
  800     @     Vertex Pharmaceuticals, Inc.                              57,200
                                                                         -------
                                                                         472,430
                                                                         -------
                Pipelines: 2.38%
1,200           EL Paso Energy Corp.                                      85,950
1,500           Williams Cos., Inc.                                       59,906
                                                                         -------
                                                                         145,856
                                                                         -------

                 See Accompanying Notes to Financial Statements

Growth
Opportunities
Portfolio
               PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------
                   Retail: 3.80%
 2,600      @      Abercrombie & Fitch Co.                             $  52,000
   500      @      American Eagles Outfitters                             21,125
 2,743             Gap, Inc.                                              69,947
 1,200      @      Men's Wearhouse, Inc.                                  32,700
 1,200      @      Starbucks Corp.                                        53,100
   150             TJX Cos., Inc.                                          4,162
                                                                       ---------
                                                                         233,034
                                                                       ---------
                   Semiconductors: 4.59%
   500      @      Alpha Industries                                       18,500
   400      @      Applied Micro Circuits Corp.                           30,018
   300      @      Cirrus Logic, Inc.                                      5,625
   900      @      Micron Technology, Inc.                                31,950
   900      @      Novellus Systems, Inc.                                 32,344
     5      @      PMC - Sierra, Inc.                                        393
   800      @      Qlogic Corp.                                           61,600
 1,300      @      Triquint Semiconductor, Inc.                           56,794
   800      @      Vitesse Semiconductor Corp.                            44,250
                                                                       ---------
                                                                         281,474
                                                                       ---------
                   Software: 7.28%
   700      @      Acxiom Corp.                                           27,256
   800             Adobe Systems, Inc.                                    46,550
 1,600      @      BEA Systems, Inc.                                     107,700
   900      @      Cerner Corp.                                           41,625
 2,400      @      Citrix Systems, Inc.                                   54,000
   900      @      Documentum, Inc.                                       44,719
 1,600      @      Manugistics Group, Inc.                                91,200
 1,700      @      Peregrine Systems, Inc.                                33,575
                                                                       ---------
                                                                         446,625
                                                                       ---------
                   Telecommunications: 10.32%
 2,000             Aeroflex, Inc.                                         57,656
   300      @      CIENA Corp.                                            24,375
   500      @      Comverse Technology, Inc.                              54,313
   800      @      Emulex Corp.                                           63,950
   500      @      Juniper Networks, Inc.                                 63,031
 1,600      @      McLeodUSA, Inc.                                        22,600
   400             Newport Corp.                                          31,444
 1,700      @@     Nokia OYJ ADR                                          73,950
 1,200     @@@     Nortel Networks Corp.                                  38,475
 1,200      @      Powerwave Technologies, Inc.                           70,200
   850             Qualcomm, Inc.                                         69,859
 1,000      @      Time Warner Telecom, Inc.                              63,438
                                                                       ---------
                                                                         633,291
                                                                       ---------
                   Total Common Stocks (Cost $5,193,779)               5,256,379
                                                                       ---------

Principal
Amount                                                              Market Value
------                                                              ------------
SHORT-TERM INVESTMENTS: 15.53%
               Repurchase Agreements: 15.53%
$   953,000    State Street Repurchase Agreement, 5.750% due
               1/02/01 (Collateralized by $950,000
               U.S. Treasury Notes, 5.875% Due 9/30/02,
               Market Value $973,750)                               $   953,000
                                                                    -----------
               Total Short-Term Investments (Cost $953,000)             953,000
                                                                    -----------
               Total Investments in Securities
                 (Cost $6,146,779)*                    101.18%      $ 6,209,379
               Other Assets and Liabilities-Net         -1.18%          (72,578)
                                                       ------       -----------
               Net Assets                              100.00%      $ 6,136,801
                                                       ======       ===========

@   Non-income producing security
@@  Foreign Issuer
ADR-American Depository Receipt

* Cost for federal income tax purposes is $6,278,481. Net unrealized depreciation consists of:

               Gross Unrealized Appreciation           $  388,226
               Gross Unrealized Depreciation             (457,328)
                                                       ----------
               Net Unrealized Depreciation             $   69,102
                                                       ==========

                 See Accompanying Notes to Financial Statements

MidCap
Opportunities
Portfolio
               PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------
COMMON STOCKS: 84.17%
                 Advertising: 0.48%
   300     @     Getty Images, Inc.                                      $ 9,600
                                                                         -------
                 Apparel: 0.97%
   600     @     Jones Apparel Group, Inc.                                19,313
                                                                         -------
                 Banks: 1.01%
   450           TCF Financial Corp.                                      20,053
                                                                         -------
                 Biotechnology: 4.13%
   675     @     Diacrin, Inc.                                             3,375
   275     @     Enzon, Inc.                                              17,067
   400     @     Genzyme Corp.-General Division                           35,975
   200     @     Invitrogen Corp                                          17,275
   100     @     Protein Design Labs, Inc.                                 8,687
                                                                         -------
                                                                          82,379
                                                                         -------
                 Commercial Services: 2.96%
   800     @     Concord EFS, Inc                                         35,150
   900     @     Robert Half Int'l, Inc.                                  23,850
                                                                         -------
                                                                          59,000
                                                                         -------
                 Computers: 0.92%
   200     @     Brocade Communications System                            18,362
                                                                         -------
                 Electric: 2.06%
   600           NiSource, Inc.                                           18,450
   500           PPL Corp.                                                22,594
                                                                         -------
                                                                          41,044
                                                                         -------
                 Electronics: 4.64%
   200           Applera Corp-Applied Biosystems Group                    18,812
   200           PerkinElmer, Inc.                                        21,000
   500     @     Sawtek, Inc.                                             23,094
  1000     @     Thermo Electron Corp.                                    29,750
                                                                         -------
                                                                          92,656
                                                                         -------
                 Gas: 0.32%
   150           KeySpan Corp.                                             6,356
                                                                         -------
                 Healthcare Services: 6.30%
 1,000     @     Community Health Systems, Inc.                           35,000
   700     @     Health Management Associates, Inc.                       14,525
   850     @     Oxford Health Plans                                      33,575
   300     @     Quest Diagnostics, Inc.                                  42,600
                                                                         -------
                                                                         125,700
                                                                         -------
                 Insurance: 7.67%
   800           ACE Ltd.                                                 33,950
   200           Fidelity National Financial, Inc.                        7,388
   350           PMI Group, Inc.                                          23,691
   300           Progressive Corp.-Ohio                                   31,087
   350           Radian Group, Inc.                                       26,272
   350           XL Capital, Ltd.                                         30,581
                                                                         -------
                                                                         152,969
                                                                         -------
                 Leisure Time: 2.14%
   700           Carnival Corp.                                           21,569
   800           Royal Caribbean Cruises, Ltd.                            21,160
                                                                         -------
                                                                          42,729
                                                                         -------
                 Machinery-Diversified: 0.92%
   400           Deere & Co.                                              18,325
                                                                         -------
                 Media: 3.00%
  1400     @     Charter Communications, Inc.                             31,763
  1100     @     Hispanic Broadcasting Corp.                              28,050
                                                                         -------
                                                                          59,813
                                                                         -------
                 Oil & Gas Producers: 5.54%
   142           Apache Corp.                                              9,949
    50           Ensco Int'l, Inc.                                         1,703
   450           EOG Resources, Inc.                                      24,609
   500     @     Global Marine, Inc.                                      14,187
   550     @     Nabors Industries, Inc.                                  32,533
   600           Noble Affiliates, Inc.                                   27,600
                                                                         -------
                                                                         110,581
                                                                         -------
                 Oil & Gas Services: 5.39%
   450           Baker Hughes, Inc.                                       18,703
   400     @     BJ Services Co.                                          27,550
   400     @     Cooper Cameron Corp.                                     26,425
   900     @     National-Oilwell, Inc.                                   34,819
                                                                         -------
                                                                         107,497
                                                                         -------
                 Pharmaceuticals: 6.89%
   100     @     Abgenix, Inc.                                             5,906
   300     @     COR Therapeutics, Inc.                                   10,556
   500     @     Express Scripts, Inc.                                    51,125
   300     @     Gilead Sciences, Inc.                                    24,882
   200     @     OSI Pharmaceuticals, Inc.                                16,025
   406     @     Vertex Pharmaceuticals, Inc.                             29,029
                                                                         -------
                                                                         137,523
                                                                         -------
                 Pipelines: 4.94%
   550           EL Paso Energy Corp.                                     39,394
   300           Equitable Resources, Inc.                                20,025
   750           Kinder Morgan, Inc.                                      39,140
                                                                         -------
                                                                          98,559
                                                                         -------
                 Retail: 2.75%
  1200           Family Dollar Stores                                     25,725
   500     @     Starbucks Corp.                                          22,125
   250           TJX Companies, Inc.                                       6,938
                                                                         -------
                                                                          54,788
                                                                         -------
                 Semiconductors: 3.57%
   400     @     Novellus Systems, Inc.                                   14,375
   200     @     Qlogic Corp.                                             15,400
   200     @     Teradyne, Inc.                                            7,450
   400     @     Triquint Semiconductor, Inc.                             17,475
   300     @     Vitesse Semiconductor Corp.                              16,594
                                                                         -------
                                                                          71,294
                                                                         -------
                 Software: 8.86%
   900     @     Acxiom Corp.                                             35,044
  1300     @     Cadence Design
                 Systems, Inc.                                            35,750
   800     @     Cerner Corp.                                             37,000
   800     @     Citrix Systems, Inc.                                     18,000
   600     @     Manugistics Group, Inc.                                  34,200
   700     @     Peregrine Systems, Inc.                                  13,825
   200     @     Progress Software Corp.                                   2,887
                                                                         -------
                                                                         176,706
                                                                         -------

                 See Accompanying Notes to Financial Statements

MidCap
Opportunities
Portfolio
               PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------


Shares                                                              Market Value
------                                                              ------------
                 Telecommunications: 8.72%
   800     @     Aeroflex, Inc.                                        $  23,063
   300     @     Comverse Technology, Inc.                                32,587
   300     @     Emulex Corp.                                             23,981
   100     @     Newport Corp.                                             7,861
   600     @     Powerwave Technologies, Inc.                             35,100
   500     @     RF Micro Devices, Inc.                                   13,719
   300     @     Time Warner Telecom, Inc.                                19,031
  1600     @     WinStar Communications, Inc.                             18,700
                                                                       ---------
                                                                         174,042
                                                                       ---------
                 Total Long Term Investments (Cost $1,607,587)         1,679,289
                                                                       ---------

Principal                                                               Market
Amount                                                                  Value
------                                                                  -----

SHORT-TERM INVESTMENTS: 17.24%
             Repurchase Agreements: 17.24%
$ 344,000    State Street Repurchase Agreement, 5.750% due
             1/02/01 (Collateralized by $265,000 U.S. Treasury
             Bonds, 8.125% Due 08/15/21, Market Value $355,100)      $  344,000
                                                                     ----------
             Total Short-Term Investments (Cost $344,000)               344,000
                                                                     ----------
             Total Investments in Securities
             (Cost $1,951,587)*                          101.41%     $2,023,289
             Other Assets and Liabilities-Net             -1.41%        (28,089)
                                                         ------      ----------
             Net Assets                                  100.00%     $1,995,200
                                                         ======      ==========

@   Non-income producing security
* Cost for federal income tax purposes is $1,963,309. Net unrealized appreciation consists of:

             Gross Unrealized Appreciation           $  171,633
             Gross Unrealized Depreciation             (111,653)
                                                     ----------
             Net Unrealized Appreciation             $   59,980
                                                     ==========

                 See Accompanying Notes to Financial Statements

Growth + Value
Portfolio
               PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------
COMMON STOCKS: 99.53%
               Biotechnology: 3.57%
 28,300   @    CuraGen Corp.                                         $   772,944
 45,600   @    Protein Design Labs, Inc.                               3,961,500
                                                                     -----------
                                                                       4,734,444
                                                                     -----------
               Commercial Services: 3.48%
 29,100   @    Aurora Bioscience Corp.                                   914,831
 34,700   @    Plexus Corp.                                            1,054,555
 24,900   @    Professional Detailing, Inc.                            2,633,564
                                                                     -----------
                                                                       4,602,950
                                                                     -----------
               Computers: 5.18%
129,400   @    Mentor Graphics Corp.                                   3,550,413
 70,200   @    Sungard Data Systems, Inc.                              3,308,175
                                                                     -----------
                                                                       6,858,588
                                                                     -----------
               Electric: 1.63%
 25,300        Duke Energy Co.                                         2,156,824
                                                                     -----------
               Electrical Components & Equipment: 4.40%
 28,300        C & D Technologies                                      1,222,206
117,200   @    Power One, Inc.                                         4,607,425
                                                                     -----------
                                                                       5,829,631
                                                                     -----------
               Electronics: 3.57%
 28,800        Perkinelmer, Inc.                                       3,024,000
 21,500   @    Planar Systems, Inc.                                      534,813
 28,400        Technitrol, Inc.                                        1,167,950
                                                                     -----------
                                                                       4,726,763
                                                                     -----------
               Entertainment: 3.24%
 57,900   @    Macrovision Corp.                                       4,285,505
                                                                     -----------
               Healthcare-Products: 5.74%
 68,900   @    Oakley, Inc.                                              930,150
 92,600   @    Respironics, Inc.                                       2,639,100
111,700   @    Techne Corp.                                            4,028,181
                                                                     -----------
                                                                       7,597,431
                                                                     -----------
               Healthcare-Services: 10.72%
 17,400   @    Laboratory Corporation of America                       3,062,400
 26,100   @    Quest Diagnostics, Inc.                                 3,706,200
 28,000   @    Trigon Healthcare, Inc.                                 2,178,750
 16,900   @    Universal Health Services, Inc.                         1,888,575
 29,200   @    Wellpoint Health Networks                               3,365,300
                                                                     -----------
                                                                      14,201,225
                                                                     -----------
               Internet: 3.14%
 76,400   @    I2 Technologies, Inc.                                   4,154,250
                                                                     -----------
               Miscellaneous Manufacturing: 0.92%
 59,300   @    Applied Films Corp.                                     1,211,944
                                                                     -----------
               Oil & Gas Producers: 2.78%
 62,300   @    Nabors Industries, Inc.                                 3,685,045
                                                                     -----------
               Oil & Gas Services: 4.15%
 79,800   @    BJ Services Co.                                         5,496,225
                                                                     -----------
               Pharmaceuticals: 10.53%
 54,400   @    Abgenix, Inc.                                           3,213,000
 30,300   @    Celgene Corp.                                             984,750
 77,000   @    Ivax Corp.                                              2,949,100
 59,300   @    Vertex Pharmaceuticals, Inc.                            4,239,950
 35,000        Teva Pharmaceutical Industries                          2,563,750
                                                                     -----------
                                                                      13,950,550
                                                                     -----------
               Retail: 1.86%
 42,800   @    Brinker Int'l, Inc.                                     1,808,300
 23,100   @    Christopher & Banks Corp.                                 651,131
                                                                     -----------
                                                                       2,459,431
                                                                     -----------
               Semiconductors: 8.45%
109,000   @    Applied Micro Circuits Corp.                            8,180,109
 91,700   @    International Rectifier Corp.                           2,751,000
 31,700   @    Oak Technology                                            275,394
                                                                     -----------
                                                                      11,206,503
                                                                     -----------
               Software: 11.34%
105,800        Adobe Systems, Inc.                                     6,156,238
 20,000   @    Cerner Corp.                                              925,000
 61,000   @    Mercury Interactive Corp.                               5,505,250
 74,400   @    Nvidia Corp.                                            2,437,762
                                                                     -----------
                                                                      15,024,250
                                                                     -----------
               Telecommunications: 14.83%
 63,300   @    Digital Lightwave, Inc.                                 2,005,819
 80,000   @    Emulex Corp.                                            6,395,000
 37,800        Newport Corp.                                           2,971,434
 81,400   @    Powerwave Technologies, Inc.                            4,761,900
 65,800        Scientific Atlanta, Inc.                                2,142,612
 37,700   @    Tollgrade Communications, Inc.                          1,376,050
                                                                     -----------
                                                                      19,652,815
                                                                     -----------
               Total Common Stocks (Cost $132,417,719)               131,834,374
                                                                     -----------
               Total Long Term Investments (Cost $132,417,719)       131,834,374
                                                                     -----------

Principal
Amount                                                                  Value
------                                                                  -----

SHORT-TERM INVESTMENTS: 1.59%
              Repurchase Agreement: 1.59%
$8,056,000    State Street Repurchase Agreement, 5.750% due
              01/02/01 (Collateralized by $1,975,000 U.S.
              Treasury Bonds, 6.125% due 11/15/27, Market
              Value $2,142,875)                                    $  2,099,000
                                                                   ------------
              Total Short-Term Investments (Cost $2,099,000)          2,099,000
                                                                  -------------
              Total Investments (Cost $134,516,719)     101.12%    $133,933,374
              Other Assets and Liabilities-Net           -1.12%      (1,482,896)
                                                        ------     ------------
              Total Net Assets                          100.00%    $132,450,478
                                                        ======     ============

@    Non-income producing security
* Cost for federal income tax purposes is $135,392,197. Net unrealized depreciation consists of:

              Gross Unrealized Appreciation         $ 20,531,818
              Gross Unrealized Depreciation          (21,990,641)
                                                    ------------
              Net Unrealized Depreciation           $ (1,458,823)
                                                    ============

                 See Accompanying Notes to Financial Statements

SmallCap
Opportunities
Portfolio
               PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------
COMMON STOCKS: 87.33%
                   Advertising: 0.71%
   29,200    @     Getty Images, Inc.                                 $  934,400
                                                                      ----------
                   Apparel: 1.08%
   49,437    @     Coach, Inc.                                         1,421,313
                                                                      ----------
                   Banks: 2.19%
   18,200          Commerce Bancorp Inc. NJ                            1,244,425
   36,600          TCF Financial Corp.                                 1,630,988
                                                                      ----------
                                                                       2,875,413
                                                                      ----------
                   Biotechnology: 6.46%
   25,000    @     Arena Pharmaceuticals, Inc.                           387,500
   48,500    @     Arqule, Inc.                                        1,552,000
   56,500    @     Curis, Inc.                                           501,437
    6,092    @     Diacrin, Inc.                                          30,460
   37,000    @     Eden Bioscience Corp.                               1,107,687
   11,100    @     Enzon, Inc.                                           688,894
   17,900    @     Genaissance Pharmaceuticals                           322,200
   25,400    @     Invitrogen Corp.                                    2,193,925
   12,500    @     Myriad Genetics, Inc.                               1,034,375
    7,700    @     Protein Design Labs, Inc.                             668,938
    1,000    @     Regeneration Technologies, Inc.                        14,250
                                                                      ----------
                                                                       8,501,666
                                                                      ----------
                   Commercial Services: 4.03%
   33,700    @     Albany Molecular Research, Inc.                     2,076,763
  117,400    @     Caremark Rx, Inc.                                   1,592,238
   12,900    @     First Health Group Corp.                              600,656
   20,700    @     Pharmaceutical Product Devel.                       1,028,531
                                                                      ----------
                                                                       5,298,188
                                                                      ----------
                   Computers: 2.73%
   46,000    @     Carreker Corp.                                      1,598,500
   45,300    @     Manhattan Associates, Inc.                          1,930,912
      500    @     Nuance Communications, Inc.                            21,563
    1,400    @     StorageNetworks, Inc.                                  34,738
                                                                      ----------
                                                                       3,585,713
                                                                      ----------
                   Diversified Financial Services: 1.11%
   47,700          Heller Financial, Inc.                              1,463,793
                                                                      ----------
                   Electric: 2.03%
   28,300          Cinergy Corp.                                         994,038
   30,400          Kansas City Power & Light                             834,100
   27,200          NiSource, Inc.                                        836,400
                                                                      ----------
                                                                       2,664,538
                                                                      ----------
                   Electrical Companies & Equipment: 0.10%
    4,500    @     Wilson Greatbatch Technologies, Inc.                  127,124
                                                                      ----------
                   Electronics: 1.37%
   23,800    @     Sawtek, Inc.                                        1,099,263
   19,350          Symbol Technologies, Inc.                             696,600
                                                                      ----------
                                                                       1,795,863
                                                                      ----------
                   Energy-Alternate Sources: 0.13%
   22,800    @     H Power Corp.                                         175,274
                                                                      ----------
                   Environmental Control: 1.36%
   53,900    @     Waste Connections, Inc.                             1,782,069
                                                                      ----------
                   Healthcare-Products: 3.32%
   53,600    @     Curon Medical, Inc.                                   215,238
   19,200    @     Henry Schein, Inc.                                    664,800
   30,300    @     Inverness Medical Technology, Inc.                  1,179,806
   19,300    @     Kensey Nash Corp.                                     195,413
   18,800    @     Resmed, Inc.                                          749,650
   84,500    @     Steris Corp.                                        1,362,562
                                                                      ----------
                                                                       4,367,469
                                                                      ----------
                   Healthcare-Services: 13.95%
    1,000    @     Apria Healthcare Group, Inc.                           29,750
   45,900    @     Community Health Systems, Inc.                      1,606,500
   15,300    @     Coventry Health Care, Inc.                            408,319
   22,500    @     Impath, Inc.                                        1,496,250
   14,600    @     Laboratory Corp. of America Holdings                2,569,600
   69,400    @     LifePoint Hospitals, Inc.                           3,478,675
   50,900    @     Manor Care, Inc.                                    1,049,813
   38,600    @     Oxford Health Plans                                 1,524,700
   15,900    @     Quest Diagnostics, Inc.                             2,257,800
   14,200    @     Specialty Laboratories                                470,375
   55,100    @     Triad Hospitals, Inc.                               1,794,194
   21,400    @     Trigon Healthcare, Inc.                             1,665,187
                                                                      ----------
                                                                      18,351,163
                                                                      ----------
                   Internet: 0.18%
    8,100    @     IndyMac Bancorp, Inc.                                 238,950
                                                                      ----------
                   Machinery-Diversified: 1.42%
    9,800    @     Brooks Automation, Inc.                               275,013
   70,400          Stewart & Stevenson Services                        1,598,300
                                                                      ----------
                                                                       1,873,313
                                                                      ----------
                   Media: 1.26%
   55,500    @     Entravision Communications Corp.                    1,019,813
   13,700    @     Viacom, Inc.                                          640,475
                                                                      ----------
                                                                       1,660,288
                                                                      ----------
                   Metal Fabricate/Hardware: 1.18%
   31,000    @     Shaw Group, Inc. (The)                              1,550,000
                                                                      ----------
                   Oil & Gas Producers: 8.04%
   76,800          Cross Timbers Oil Co.                               2,131,200
   39,200          EOG Resources, Inc.                                 2,143,750
    4,600    @     Global Marine, Inc.                                   130,525
   20,400    @     HS Resources, Inc.                                    864,450
   32,800   @@@    Precision Drilling Corp.                            1,232,050
   62,400    @     Pride International, Inc.                           1,536,600
   37,700    @     Spinnaker Exploration Co.                           1,602,250
   42,300    @     Westport Resources Corp.                              927,956
                                                                      ----------
                                                                      10,568,781
                                                                      ----------
                   Oil & Gas Services: 2.43%
   15,500    @     BJ Services Co.                                     1,067,563
   27,400    @     Grant Prideco, Inc.                                   601,087
   66,700    @     Key Energy Services, Inc.                             696,181
   22,100    @     Universal Compression Holdings, Inc.                  832,894
                                                                      ----------
                                                                       3,197,725
                                                                      ----------

                 See Accompanying Notes to Financial Statements

SmallCap
Opportunities
Portfolio
               PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------
                Pharmaceuticals: 8.39%
  13,100   @    Abgenix, Inc.                                        $   773,718
  28,000   @    Aerogen, Inc.                                            297,500
  61,100   @    Alliance Pharmaceutical Corp.                            526,987
  63,500   @    COR Therapeutics, Inc.                                 2,234,406
  27,900   @    Esperion Therapeutics, Inc.                              303,413
  45,800   @    Inspire Pharmaceuticals, Inc.                          1,193,663
  47,200   @    Intrabiotics Pharmaceuticals, Inc.                       454,300
  34,200   @    Neopharm, Inc.                                         1,295,325
  10,500   @    OSI Pharmaceuticals, Inc.                                841,313
  34,000   @    Syncor Int'l Corp-Del                                  1,236,750
  18,600   @    Trimeris, Inc.                                         1,020,675
  12,000   @    Vertex Pharmaceuticals, Inc.                             858,000
                                                                     -----------
                                                                      11,036,050
                                                                     -----------
                Pipelines: 4.20%
  31,100        EL Paso Energy Corp.                                   2,227,537
   7,300        Equitable Resources, Inc.                                487,275
  38,900        Kinder Morgan, Inc.                                    2,030,094
  25,700        Questar Corp.                                            772,606
                                                                     -----------
                                                                       5,517,512
                                                                     -----------
                Retail: 8.14%
  72,000   @    Abercrombie & Fitch Co.                                1,440,000
  28,800   @    American Eagle Outfitters                              1,216,800
   4,300   @    Brinker Int'l, Inc.                                      181,675
  40,100   @    California Pizza Kitchen, Inc.                         1,132,825
  15,100   @    Coldwater Creek, Inc.                                    469,044
  55,942   @    HOT Topic, Inc.                                          919,547
  22,000   @    Linens 'N Things, Inc.                                   607,750
  57,100   @    Men's Wearhouse, Inc.                                  1,555,975
  85,000   @    Office Depot, Inc.                                       605,625
  33,900   @    P.F. Chang's China Bistro, Inc.                        1,065,731
  22,500        TJX Cos., Inc.                                           624,375
  43,100   @    Wet Seal, Inc.                                           886,243
                                                                     -----------
                                                                      10,705,590
                                                                     -----------
                Semiconductors: 3.09%
  24,800        Alpha Industries                                     $   917,600
  26,100   @    Celeritek, Inc.                                          995,063
  23,800   @    Photronics, Inc.                                         557,812
  12,400   @    Qlogic Corp.                                             954,800
  21,300   @    Rudolph Technologies, Inc.                               642,994
                                                                     -----------
                                                                       4,068,269
                                                                     -----------
                Software: 6.01%
  10,800   @    BEA Systems, Inc.                                        726,975
  22,100   @    Cerner Corp.                                           1,022,125
  11,200   @    Documentum, Inc.                                         556,500
  48,400   @    Manugistics Group, Inc.                                2,758,800
  14,800   @    Numerical Technologies, Inc.                             267,325
  38,300   @    Opnet Technologies, Inc.                                 576,894
  36,200   @    OTG Software, Inc.                                       584,291
   1,000   @    Resonate, Inc.                                             9,500
  40,800   @    Serena Software, Inc.                                  1,396,762
                                                                     -----------
                                                                       7,899,172
                                                                     -----------
                Telecommunications: 2.42%
  46,600   @    Aeroflex, Inc.                                         1,343,391
  26,300   @    Ixia                                                     601,612
  18,700   @    Stanford Microdevices, Inc.                              673,200
  23,200   @    Stratos Lightwave, Inc.                                  395,850
   7,752   @    TeleCorp PCS, Inc.                                       173,451
                                                                     -----------
                                                                       3,187,504
                                                                     -----------
                Total Common Stocks (Cost $92,114,500)               114,847,140
                                                                     -----------

Principal                                                              Market
Amount                                                                 Value
------                                                                 -----

SHORT-TERM INVESTMENT: 12.02%
               Repurchase Agreements: 12.02%
$15,814,000    State Street Bank & Trust Repurchase Agreement,
               5.750%, due 01/02/01 (Collateralized by
               $10,445,000 U.S. Treasury Bonds, 13.250%,
               Due 05/15/14, Market Value $16,137,525)             $ 15,814,000
                                                                   ------------
               Total Short-Term Investments (Cost $15,814,000)       15,814,000
                                                                   ------------
               Total Investments in Securities
               (Cost $107,928,500)*                   99.35%*      $130,661,140
               Other Assets and Liabilities-Net        0.65%            853,171
                                                     ------        ------------
               Net Assets                            100.00%       $131,514,311
                                                     ======        ============

@   Non-income producing security
@@  Foreign issuer
* Cost for federal income tax purposes is $108,238,031. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation           $ 29,693,458
               Gross Unrealized Depreciation             (7,270,349)
                                                       ------------
               Net Unrealized Appreciation             $ 22,423,109
                                                       ============

                 See Accompanying Notes to Financial Statements

International
Value
Portfolio
               PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------
COMMON STOCKS: 97.39%
                 BRAZIL: 7.14%
   45,240        Banco Bradesco SA ADR                                 $ 324,823
      204        Brasil Telecom Participacoes SA ADR                      12,036
   63,800        Centrais Eletricas Brasileiras SA ADR                   589,741
    1,090   @    Centrais Geradoras do Sul do Brasil SA ADR                8,217
   15,600        Petroleo Brasileiro SA ADR                              366,241
      102        Tele Celular Sul Participacoes SA ADR                     2,665
      340        Tele Centro Oeste Celular Participacoes SA ADR            3,294
       20        Tele Leste Celular Participacoes S.A. ADR                   690
       51        Tele Nordeste Celular Participacoes SA ADR                2,110
       20        Tele Norte Celular Participacoes SA ADR                     675
   25,839        Tele Norte Leste Participacoes SA ADR                   589,452
       51        Telemig Celular Participacoes SA ADR                      3,035
      408        Telesp Celular Participacoes SA ADR                      11,016
                                                                       ---------
                 TOTAL BRAZIL                                          1,913,995
                                                                       ---------
                 CHINA: 0.75%
1,202,000   @    PetroChina Co. Ltd.                                     200,341
                                                                       ---------
                 TOTAL CHINA                                             200,341
                                                                       ---------
                 FRANCE: 6.80%
    7,400   @    Alcatel SA                                              420,390
    3,500   @    Eridania Beghin-Say                                     304,330
   19,500   @    Michelin                                                705,870
    2,644   @    Total Fina Elf SA                                       393,262
                                                                       ---------
                 TOTAL FRANCE                                          1,823,852
                                                                       ---------
                 GERMANY: 6.49%
   10,500   @    BASF AG                                                 474,932
   15,600   @    Bayerische Motoren Werke AG                             511,229
    8,900   @    Deutsche Telekom                                        268,263
    8,000   @    E.ON AG                                                 486,777
                                                                       ---------
                 TOTAL GERMANY                                         1,741,201
                                                                       ---------
                 HONG KONG: 2.60%
   32,946   @    First Pacific Co.                                         9,610
   70,233   @    Jardine Matheson Holdings Ltd.                          428,421
   36,000   @    Swire Pacific Ltd.                                      258,471
                                                                       ---------
                 TOTAL HONG KONG                                         696,502
                                                                       ---------
                 IRELAND: 2.72%
   23,046   @    Allied Irish Banks PLC                                  268,338
   46,000   @    Bank of Ireland                                         461,312
                                                                       ---------
                 TOTAL IRELAND                                           729,650
                                                                       ---------
                 ITALY: 2.60%
   64,700   @    ENI-Ente Nazionale Idrocarburi SpA                      413,122
   25,700   @    Telecom Italia SpA                                      284,279
                                                                       ---------
                 TOTAL ITALY                                             697,401
                                                                       ---------
                 JAPAN: 14.01%
    7,000   @    Daiichi Pharmaceutical Co. Ltd.                         208,188
   46,000   @    Daiwa House Industry Co. Ltd.                           285,689
   25,000   @    Hitachi Ltd.                                            222,621
       54   @    Japan Tobacco Inc.                                      418,510
   54,000   @    Komatsu Ltd.                                            238,541
   12,000   @    Matsushita Electric Industrial Co.                      286,564
  147,000   @    Mitsubishi Heavy Industries Ltd.                        640,360
  122,000   @    Nippon Mitsubishi Oil Corp.                             586,949
       10   @    Nippon Telegraph & Telephone Corp.                       71,991
    7,900        Nippon Telegraph & Telephone Corp. ADR                  281,931
   45,100   @    Tokio Marine & Fire Insurance                           516,409
                                                                       ---------
                 TOTAL JAPAN                                           3,757,753
                                                                       ---------
                 MEXICO: 2.02%
   12,000        Telefonos de Mexico SA ADR                              541,500
                                                                       ---------
                 TOTAL MEXICO                                            541,500
                                                                       ---------
                 NETHERLANDS: 1.36%
    6,800   @    Akzo Nobel NV                                           365,233
                                                                       ---------
                 TOTAL NETHERLANDS                                       365,233
                                                                       ---------
                 NEW ZEALAND: 1.32%
  165,700   @    Telecom Corp. of New Zealand Ltd.                       352,680
                                                                       ---------
                 TOTAL NEW ZEALAND                                       352,680
                                                                       ---------
                 PORTUGAL: 1.85%
   54,126   @    Portugal Telecom SGPS SA                                495,029
                                                                       ---------
                 TOTAL PORTUGAL                                          495,029
                                                                       ---------
                 SINGAPORE: 0.83%
   19,615   @    DBS Group Holdings Ltd.                                 221,971
                                                                       ---------
                 TOTAL SINGAPORE                                         221,971
                                                                       ---------
                 SOUTH AFRICA: 1.76%
   17,900   @    De Beers Consolidated Mines Ltd.                        473,107
                                                                       ---------
                 TOTAL SOUTH AFRICA                                      473,107
                                                                       ---------
                 SOUTH KOREA: 2.21%
   21,000        Korea Electric Power Corp. ADR                          215,250
   24,300        Pohang Iron & Steel Co. ADR                             378,169
                                                                       ---------
                 TOTAL SOUTH KOREA                                       593,419
                                                                       ---------
                 SPAIN: 3.75%
   27,333   @    Banco Bilbao Vizcaya Argentaria SA                      406,801
   31,600   @    Telefonica SA                                           522,234
      441        Telefonica SA ADR                                        22,050
    3,000   @    Union Electrica Fenosa SA                                55,072
                                                                       ---------
                 TOTAL SPAIN                                           1,006,157
                                                                       ---------
                 SWITZERLAND: 3.78%
    2,120   @    Swisscom AG                                             551,287
      768   @    Zurich Financial Services AG                            462,913
                                                                       ---------
                 TOTAL SWITZERLAND                                     1,014,200
                                                                       ---------

                 See Accompanying Notes to Financial Statements

International
Value
Portfolio
               PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

Shares                                                              Market Value
------                                                              ------------
               UNITED KINGDOM: 34.78%
103,000   @    BAE Systems PLC                                        $  588,341
 88,000   @    British American Tobacco PLC                              670,762
 54,900   @    British Telecommunications PLC                            469,566
287,500   @    Corus Group PLC                                           303,079
 83,691   @    Diageo PLC                                                938,574
 34,000   @    HSBC Holdings PLC                                         505,661
 42,400   @    Imperial Chemical Industries PLC                          349,972
127,500   @    Innogy Holdings PLC                                       367,956
127,500   @    International Power PLC                                   478,533
284,500   @    Marks & Spencer PLC                                       791,268
 62,300   @    Reckitt Benckiser PLC                                     858,909
 64,954   @    Royal & Sun Alliance Insurance Group                      556,530
 47,000   @    Sainsbury (J) PLC                                         279,008
100,900   @    South African Breweries PLC                               706,853
170,600   @    Unilever PLC                                            1,461,713
                                                                      ----------
               TOTAL UNITED KINGDOM                                    9,326,725
                                                                      ----------
               VENEZUELA: 0.62%
  8,770        Compania Anonima Nacional Telefonos de Venezuala
               (CANTV) ADR                                               166,082
                                                                      ----------
               TOTAL VENEZUELA                                           166,082
                                                                      ----------
               Total Common Stocks (Cost $23,873,131)                 26,116,799
                                                                      ----------
               Total Long-Term Investments (Cost $23,873,131)         26,116,799
                                                                      ----------

Principal                                                               Market
Amount                                                                  Value
------                                                                  -----

SHORT-TERM INVESTMENTS: 2.38%
               State Street Repurchase Agreement: 2.38%
               State Street Repurchase Agreement, 5.750% due
               01/02/01 (Collateralized by $640,000 U.S.
               Treasury Notes, 5.500% Market Value $653,544,
               due 07/31/01)
               Total Short-Term Investments (Cost $639,000)         $   639,000
                                                                    -----------
               Total Investments in Securities
               (Cost $24,512,131)*                        99.78%    $26,755,799
               Other Assets and Liabilities-Net            0.22%         59,591
                                                         ------     -----------
               Net Assets                                100.00%    $26,815,390
                                                         ======     ===========

@   Non-income producing security
@@  Foreign Issuer
ADR-American Depository Receipt

* Cost for federal income tax purposes is $24,841,133. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation           4,018,961
               Gross Unrealized Depreciation          (2,104,295)
                                                     -----------
               Net Unrealized Appreciation             1,914,666
                                                     ===========

                 See Accompanying Notes to Financial Statements

International
Value
Portfolio
          PORTFOLIO OF INVESTMENTS as of December 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                 Percentage of
Industry                                                           Net Assets
--------                                                           ----------
Aerospace/Defense                                                     2.19%
Agriculture                                                           1.13%
Auto Manufacturers                                                    1.91%
Auto Parts & Equipment                                                2.63%
Banks                                                                 8.16%
Beverages                                                             6.14%
Chemicals                                                             4.44%
Electric                                                              8.21%
Electric Components & Equipment                                       0.83%
Food                                                                  6.49%
Holding Companies-Diversified                                         2.60%
Home Builders                                                         1.07%
Home Furnishings                                                      1.07%
Household Products/Wares                                              3.20%
Insurance                                                             5.73%
Iron/Steel                                                            2.54%
Machinery-Construction & Mining                                       0.89%
Mining                                                                1.76%
Miscellaneous Manufacturing                                           2.39%
Oil & Gas Producers                                                   7.31%
Pharmaceuticals                                                       0.78%
Retail                                                                2.95%
Telecommunications                                                   18.92%
Tobacco                                                               4.06%
Short-Term Investments                                                2.38%
Other Assets and Liabilities, Net                                     0.22%
                                                                    ------
NET ASSETS                                                          100.00%
                                                                    ======

                 See Accompanying Notes to Financial Statements

High Yield
Bond
Portfolio      PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------


Principal                                                               Market
 Amount                                                                 Value
 ------                                                                 -----
CORPORATE BONDS: 88.69%
                    Airlines: 2.31%
$ 250,000           Atlas Air, Inc., 9.375%, due 11/15/06             $  246,250
                                                                      ----------
                    Automotive: 1.16%
  135,000           Lear Corp., 8.110%, due 05/15/09                     122,879
                                                                      ----------
                    Building Material: 2.18%
  250,000           Dayton Superior Corp., 13.000%, due 06/15/09         232,500
                                                                      ----------
                    Broadcasting: 2.40%
  200,000           Sinclair Broadcasting Group, Inc.,
                     8.750%, due 12/15/07                                180,000
   75,000           Young Broadcasting, Inc., 11.750%,
                     due 11/15/04                                         75,938
                                                                      ----------
                                                                         255,938
                                                                      ----------
                    Cable: 11.92%
  500,000           Adelphia Communications Corp., 7.875%,
                     due 05/01/09                                        410,000
  250,000           Charter Communication Holdings, 8.625%,
                     due 04/01/09                                        228,125
  250,000           Echostar DBS Corp., 9.250%, due 02/01/06             243,125
  100,000           Intermedia Communications, Inc., 9.500%,
                     due 03/01/09                                         70,500
  300,000     @@    Star Choice Communications, 13.000%,
                     due 12/15/05                                        316,875
                                                                      ----------
                                                                       1,268,625
                                                                      ----------
                    Capital Goods: 2.44%
  300,000           Terex Corp., 8.875%, due 04/01/08                    259,875

                    Containers: 1.51%
  100,000           Owens Ill, Inc., 7.850%, due 05/15/04                 60,500
  100,000           Stone Container Corp., 10.750%, due 04/01/02          99,875
                                                                      ----------
                                                                         160,375
                                                                      ----------

                    Diversified Media: 0.93%
$ 300,000           Diva Systems Corp., 12.625%, due 03/01/08         $   98,490
                                                                      ----------
                    Electrical Utilities: 6.02%
  145,000           AES Corp., 9.375%, due 09/15/10                      148,988
  100,000           AES Corp., 9.500%, due 06/01/09                      104,000
  400,000           Calpine Corp., 8.625%, due 08/15/10                  388,018
                                                                      ----------
                                                                         641,006
                                                                      ----------
                    Energy: 6.04%
  250,000           Clark Refining & Marketing, Inc., 8.375%,
                     due 11/15/07                                        188,750
   75,000    #@@    Compagnie Generale De Geophysi, 10.625%,
                     due 11/15/07                                         77,250
  190,000           Energy Corp. America, 9.500%, due 05/15/07           151,525
  100,000           Parker Drilling Co., 9.750%, due 11/15/06            101,000
  200,000           United Refining Co., 10.750%, due 06/15/07           124,000
                                                                      ----------
                                                                         642,525
                                                                      ----------
                    Environmental: 4.01%
  450,000           Allied Waste North America, Inc., 10.000%,
                     due 08/01/09                                        426,375
                                                                      ----------
                    Finance: 4.29%
  170,000           Penhall Int'l Corp., 12.000%, due 08/01/06           153,000
   50,000           United Rentals, Inc., 8.800%, due 08/15/08            37,750
  200,000           United Rentals, Inc., 9.000%, due 04/01/09           151,000
  150,000           United Rentals, Inc., 9.250%, due 01/15/09           114,750
                                                                      ----------
                                                                         456,500
                                                                      ----------
                    Food/Beverage: 1.10%
$ 150,000           Standard CommercialCorp., 8.875%, due 08/01/05    $  117,000
                                                                      ----------
                    Gaming: 8.50%
  100,000     #     Anchor Gaming, 9.875%, due 10/15/08                  103,250
  225,000     #     Autotote Corp., 12.500%, due 08/15/10                212,625
  250,000           Park Place Entertainment Corp., 8.875%,
                     due 09/15/08                                        253,750
   25,000           Station Casinos, Inc., 9.750%, due 04/15/07           25,438
  300,000           Station Casinos, Inc., 9.875%, due 07/01/10          309,375
                                                                      ----------
                                                                         904,438
                                                                      ----------
                    Health Care: 1.12%
  125,000           Columbia/HCA Healthcare Corp., 7.250%,
                     due 05/20/08                                        119,428
                                                                      ----------
                    Homebuilders: 2.73%
  200,000           D R Horton, Inc., 8.375%, due 06/15/04               193,000
   50,000           Lennar Corp, 9.950%, due 05/01/10                     51,250
   50,000           Lennar Corp., 7.625%, due 03/01/09                    46,324
                                                                      ----------
                                                                         290,574
                                                                      ----------
                    Hotels: 2.29%
  200,000           HMH Properties, Inc., 7.875%, due 08/01/08           193,000
   50,000           Prime Hospitality Corp., 9.750%, due 04/01/07         50,500
                                                                      ----------
                                                                         243,500
                                                                      ----------
                    Internet -- ISP: 2.16%
  250,000     #     Colo.com, 13.875%, due 03/15/10                      112,500
  100,000           Exodus Communications, Inc., 11.250%,
                     due 07/01/08                                         89,500
   75,000           Globix Corp., 12.500%, due 02/01/10                   28,125
                                                                      ----------
                                                                         230,125
                                                                      ----------

                 See Accompanying Notes to Financial Statements

High Yield
Bond
Portfolio
                PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

Principal                                                               Market
 Amount                                                                 Value
 ------                                                                 -----
                    Paper: 0.20%
$   50,000    @@    Doman Industries, Ltd., 8.750%, due 03/15/04      $   21,250
                                                                      ----------
                    Rail Transportation: 0.97%
   100,000    #     Kansas City Southern Railway Co., 9.500%,
                     due 10/01/08                                        103,000
                                                                      ----------
                    Specialty Retail: 1.75%
   225,000          JoAnn Stores, Inc., 10.375%, due 05/01/07            136,125
    50,000          Musicland Group, Inc., 9.875%, due 03/15/08           50,250
                                                                      ----------
                                                                         186,375
                                                                      ----------
                    Steel: 1.78%
    75,000          AK Steel Corp., 7.875%, due 02/15/09                  66,938
    80,000          AK Steel Corp., 9.125%, due 12/15/06                  76,600
    50,000          Armco, Inc., 9.000%, due 09/15/07                     46,250
                                                                      ----------
                                                                         189,788
                                                                      ----------
                    Technology: 4.22%
   200,000          Amkor Technology, Inc., 9.250%, due 05/01/06         189,500
   100,000          Fairchild Semiconductor Corp., 10.125%,
                     due 03/15/07                                         93,500
    80,000    @@    Flextronics Int'l, Ltd., 8.750%, due 10/15/07         76,400
   150,000          Zilog, Inc., 9.500%, due 03/01/05                     90,000
                                                                      ----------
                                                                         449,400
                                                                      ----------
                    Telephony: 3.57%
   425,000          NTL, Inc., 0/9.750%, due 04/01/08                    234,810
   500,000    @@    United Pan Europe NV, 13.750%, due 02/01/10          145,000
                                                                      ----------
                                                                         379,810
                                                                      ----------
                    Transportation: 0.88%
   100,000          Gulfmark Offshore, Inc., 8.750%, due 06/01/08         93,750
                                                                      ----------

                    Wireless -- Cellular: 2.71%
$  150,000          Crown Castle Int'l Corp., 9.500%, due 08/01/11    $  148,125
   150,000          Nextel Communications, 9.375%, due 11/15/09          140,250
                                                                      ----------
                                                                         288,375
                                                                      ----------
                    Wireline -- CLEC: 3.90%
   500,000          Nextlink Communications, 10.750%, due 11/15/08       415,000
                                                                      ----------
                    Wireline -- Long Distance: 4.26%
   500,000    @@    Call Net Enterprises, Inc., 0/12.975%,
                     due 08/15/08                                         97,500
   100,000    @@    Flag Telecom Holdings, Ltd., 11.625%,
                     due 03/30/10                                         78,500
   150,000          Level 3 Communications, Inc., 9.125%,
                     due 05/01/08                                        121,875
   125,000    #**   SA Telecommunications, Inc., 10.000%,
                     due 08/15/06                                              0
 1,000,000          Viatel, Inc., 0/12.500%, due 04/15/08                155,000
                                                                      ----------
                                                                         452,875
                                                                      ----------
                    Wireline -- Submarine: 1.34%
   150,000    @@    Global Crossing Holdings Ltd, 9.500%,
                     due 11/15/09                                        142,500
                                                                      ----------
                    Total Corporate Bonds (Cost $10,531,444)           9,438,526
                                                                      ----------
Shares
------
COMMON STOCK: 0.00%
                    Health Care: 0.00%
     6,192    @     Intracel Corp.                                             0
                                                                      ----------
                    Total Common Stock (Cost $431,774)                         0
                                                                      ----------

PREFERRED STOCK: 1.67%
                    Broadcasting: 0.57%
$      625          Paxson Communications Corp.                       $   60,156
                                                                      ----------
                    Conglomerates: 0.07%
       150    X     Jordan Telecomm                                        7,800
                                                                      ----------
                    Wireline -- CLEC: 1.03%
     4,500          Adelphia Business Solutions                          105,758
       908          Adelphia Business Solutions                            3,859
                                                                      ----------
                                                                         109,617
                                                                      ----------
                    Total Preferred Stock (Cost $520,262)                177,573
                                                                      ----------
 Number
   of
Warrants
--------
WARRANTS: 0.14%
                    Building Materials: 0.05%
       250    @     Dayton Superior Corp.                             $    5,000
                                                                      ----------
                    Convenience Stores: 0.00%
       666    @     Dairy Mart Convience Stores                              400
                                                                      ----------
                    Diversified Media: 0.03%
       900    @     Diva Systems Corp.                                     3,150
                                                                      ----------
                    Food/Beverage: 0.06%
       145    @     Packaged Ice, Inc.                                     3,045
       150    @     Packaged Ice, Inc.                                     3,150
                                                                      ----------
                                                                           6,195
                                                                      ----------
                    Internet -- ISP: 0.00%
       100    @     Unifi Communications, Inc.                                 1
                                                                      ----------
                    Steel: 0.00%
       500    @     Sheffield Steel Corp.                                      0
                                                                      ----------
                    Wireless -- Sat/Fixed: 0.00%
     3,000    @     Geotek Communications, Inc.                               30
                                                                      ----------
                    Total Warrants (Cost $ 19,987)                        14,776
                                                                      ----------
                    Total Long - Term Investments (Cost $11,503,467)   9,630,875
                                                                      ----------

                 See Accompanying Notes to Financial Statements

High Yield
Bond
Portfolio
                PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

Principal                                                              Market
 Amount                                                                Value
 ------                                                                -----
SHORT-TERM INVESTMENTS: 7.62%

                    Repurchase Agreement: 7.62%
$  811,000          State Street Repurchase Agreement, 5.750%
                     due 01/02/01                                   $   811,000
                    (Collateralized by $750,000 U.S. Treasury
                     Bonds, 6.250% Market Value $828,750,
                     due 08/15/23)
                    Total Short-Term Investments (Cost $811,000)        811,000
                                                                    -----------
                    Total Investments in Securities
                     (Cost $ 12,314,467)*                98.12%     $10,441,875
                    Other Assets and Liabilities-Net      1.88%         200,278
                                                        ------      -----------
                    Net Assets                          100.00%     $10,642,153
                                                        ======      ===========

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@@   Foreign Issuer
**   Defaulted security
X Market Value determined by Pilgrim Valuation Committee appointed by the Portfolio's Board of Trustees.
* Cost for federal, Income tax purposes 12,316,664. Net unrealized depreciation consists of:

          Gross Unrealized Appreciation                             $   110,419
          Gross Unrealized Depreciation                              (1,985,208)
                                                                    -----------
          Net Unrealized Depreciation                               $(1,874,789)
                                                                    ===========

                 See Accompanying Notes to Financial Statements

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the Pilgrim Variable Products Trust was held in Phoenix, Arizona on August 18, 2000. A brief description of each matter voted upon as well as the results are outline below:

                                                                                                            Shares
                                                                                             Shares      voted against
                                                                                            voted for     or withheld
                                                                                            ---------     -----------
1.   To elect eleven (11) Directors or Trustees, as the case may be, to hold office until the election and qualification of their successors: (a)

Al Burton                                                                                  108,576,363     1,085,008
Paul S. Doherty                                                                            108,630,003     1,031,367
Robert B. Goode, Jr.                                                                       108,620,698     1,040,673
Alan L. Gosule                                                                             108,580,183       991,187
Walter H. May                                                                              108,672,519       988,851
Jock Patton                                                                                108,654,033       985,194
David W.C. Putnam                                                                          108,676,176       985,194
John R. Smith                                                                              108,580,229     1,081,141
Robert W. Stallings                                                                        108,679,842       981,528
John G. Turner                                                                             108,672,891       988,478
David W. Wallace                                                                           108,571,994     1,089,377

2. To approve a new Investment Management Agreement between the Portfolios and Pilgrim Investments, Inc. ("Pilgrim"), to reflect the acquisition of ReliaStar Financial Corp. ("ReliaStar") by ING Groep N.V. ("ING"), with no change in the advisory fees payable to Pilgrim;

VP Growth + Value Portfolio                                                                  3,609,352        82,517
VP High Yield Portfolio                                                                      3,170,639       258,081
VP International Value Portfolio                                                             1,496,872       108,255
VP MagnaCap Portfolio                                                                           12,678            --
VP MidCap Portfolio                                                                             22,143            --
VP Research Enhanced Index Portfolio                                                         5,423,212       323,860
VP SmallCap Opportunities Portfolio                                                          3,661,786       208,572

3(a) For shareholders of Pilgrim VP International Value Portfolio, to approve a new Sub-Advisory Agreement between Pilgrim and Brandes Investment Partners,
     L.P. ("Brandes") to reflect the acquisition of Pilgrim by ING, with no change in the sub-advisory fee payable to Brandes; VP International Value
     Portfolio                                                                               1,497,929       107,199

(b) For shareholders of Pilgrim VP Research Enhanced Index Portfolio, to approve a new Sub-Advisory Agreement between Pilgrim and J.P. Morgan
     Investment Management ("J.P. Morgan") to reflect the acquisition of Pilgrim by ING, with no change in the sub-advisory fee payable to J.P. Morgan;

VP Research Enhanced Index Portfolio                                                         5,452,553       294,450

(c)  For shareholders of Pilgrim VP Growth + Value Portfolio, to approve a new
     Sub-Advisory Agreement between Pilgrim and Navellier Fund Management, Inc.
     ("Navellier") to reflect the acquisition of Pilgrim by ING, with no change in the sub-advisory fee payable to Navellier;

VP Growth + Value Portfolio                                                                  3,611,452       196,839

4. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Portfolios for the fiscal year ending December 31, 2000.

VP Growth + Value Portfolio                                                                  3,653,984       154,307
VP High Yield Portfolio                                                                      3,176,872       135,426
VP International Value Portfolio                                                             1,518,075        87,052
VP MagnaCap Portfolio                                                                           12,678            --
VP MidCap Portfolio                                                                             22,143            --
VP Research Enhanced Index Portfolio                                                         5,506,941       240,131
VP SmallCap Opportunities Portfolio                                                          3,722,606       147,753

                                                                                          Shares      Broker
                                                                                         abstained    non-vote      Total
                                                                                         ---------    --------      -----
1.   To elect eleven (11) Directors or Trustees, as the case may be, to hold office until the election and qualification of their successors: (a)

Al Burton                                                                                    --          --      109,661,371
Paul S. Doherty                                                                              --          --      109,661,370
Robert B. Goode, Jr.                                                                         --          --      109,661,371
Alan L. Gosule                                                                               --          --      109,571,370
Walter H. May                                                                                --          --      109,661,370
Jock Patton                                                                                  --          --      109,639,227
David W.C. Putnam                                                                            --          --      109,661,370
John R. Smith                                                                                --          --      109,661,370
Robert W. Stallings                                                                          --          --      109,661,370
John G. Turner                                                                               --          --      109,661,369
David W. Wallace                                                                             --          --      109,661,371

2. To approve a new Investment Management Agreement between the Portfolios and Pilgrim Investments, Inc. ("Pilgrim"), to reflect the acquisition of ReliaStar Financial Corp. ("ReliaStar") by ING Groep N.V. ("ING"), with no change in the advisory fees payable to Pilgrim;

VP Growth + Value Portfolio                                                                  --          --        3,691,869
VP High Yield Portfolio                                                                      --          --        3,428,720
VP International Value Portfolio                                                             --          --        1,605,127
VP MagnaCap Portfolio                                                                        --          --           12,678
VP MidCap Portfolio                                                                          --          --           22,143
VP Research Enhanced Index Portfolio                                                         --          --        5,747,072
VP SmallCap Opportunities Portfolio                                                          --          --        3,870,358

3(a) For shareholders of Pilgrim VP International Value Portfolio, to approve a new Sub-Advisory Agreement between Pilgrim and Brandes Investment Partners,
     L.P. ("Brandes") to reflect the acquisition of Pilgrim by ING, with no change in the sub-advisory fee payable to Brandes;

VP International Value Portfolio                                                             --          --        1,605,128

(b) For shareholders of Pilgrim VP Research Enhanced Index Portfolio, to approve a new Sub-Advisory Agreement between Pilgrim and J.P. Morgan
     Investment Management ("J.P. Morgan") to reflect the acquisition of Pilgrim by ING, with no change in the sub-advisory fee payable to J.P. Morgan;

VP Research Enhanced Index Portfolio                                                         --          --        5,747,003

(c)  For shareholders of Pilgrim VP Growth + Value Portfolio, to approve a new
     Sub-Advisory Agreement between Pilgrim and Navellier Fund Management, Inc.
     ("Navellier") to reflect the acquisition of Pilgrim by ING, with no change in the sub-advisory fee payable to Navellier;

VP Growth + Value Portfolio                                                                  --          --        3,808,291

4. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Portfolios for the fiscal year ending December 31, 2000.

VP Growth + Value Portfolio                                                                  --          --        3,808,291
VP High Yield Portfolio                                                                      --          --        3,312,298
VP International Value Portfolio                                                             --          --        1,605,127
VP MagnaCap Portfolio                                                                        --          --           12,678
VP MidCap Portfolio                                                                          --          --           22,143
VP Research Enhanced Index Portfolio                                                         --          --        5,747,072
VP SmallCap Opportunities Portfolio                                                          --          --        3,870,359

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the fiscal year ended December 31, 2000 were as follows:

Portfolio Name                                  Type            Per Share Amount
--------------                                  ----            ----------------
MagnaCap Portfolio                               NII                $ 0.0508
Research Enhanced Index Portfolio                NII                $ 0.0217
Growth Opportunities Portfolio                   NII                $ 0.0214
MidCap Opportunities Portfolio                   NII                $ 0.0131
Growth + Value Portfolio                        STCG                $ 0.3210
                                                LTCG                $ 4.4230
SmallCap Opportunities Portfolio                STCG                $ 0.7830
                                                LTCG                $ 2.2030
International Value Portfolio                    NII                $ 0.2712
                                                STCG                $ 0.9700
                                                LTCG                $ 1.7000
High Yield Bond Portfolio                        NII                $ 0.4008

NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

Of the ordinary distributions made during the fiscal year ended December 31, 2000, the following percentages qualify for the dividends received deduction available to corporate shareholders; 78.20%, 94.81%, 58.39%, 72.36%, 2.75%,
6.62%, 4.39% and 0.97% for the MagnaCap Portfolio, Research Enhanced Index Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio, Growth + Value Portfolio, SmallCap Opportunities Portfolio, International Value Portfolio and High Yield Bond Portfolio, respectively.

The foreign taxes paid or withheld of $87,304 in total and $0.04 per share for the International Value Portfolio represents taxes incurred by the portfolio from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commissions (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2001, shareholders, excluding corporate shareholders, received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2000.

Investment Manager

ING Pilgrim Investments, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Pilgrim Group, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

Custodian

State Street Bank & Trust
One Heritage Drive
North Quincy, Massachusetts 02171

Legal Counsel

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

Independent Auditors

KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071



Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Pilgrim Group, Inc. Distributor at 1-800-334-6965. Please read the prospectus carefully before you invest or send money.

                              VPTANN123100-022601